UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1: Report to Shareholders

PARNASSUS FUNDS®

SEMIANNUAL REPORT  ¡  JUNE 30, 2014

PARNASSUS FUNDS

Parnassus FundSM	PARNX

Parnassus Core Equity FundSM – Investor Shares	PRBLX

Parnassus Core Equity Fund – Institutional Shares	PRILX

Parnassus Endeavor FundSM	PARWX

Parnassus Mid Cap FundSM	PARMX

Parnassus Small Cap FundSM	PARSX

Parnassus Asia FundSM	PAFSX

Parnassus Fixed Income FundSM	PRFIX

PARNASSUS FUNDS	Semiannual Report • 2014

August 4, 2014

Dear Shareholder:

Enclosed are the semiannual reports for all the Parnassus Funds. I think you’ll find them interesting, since they describe how our investment strategy relates to individual companies and how we did during the quarter.

In the last report, I mentioned how I knew all of our shareholders by name 30 years ago, when I started the Parnassus Fund. In those days, we had only a few million dollars in assets, so communication was easy. Today, we have over $12 billion in assets spread over 350,000 shareholders. Although there’s no way I can know each of you by name now, I would like to know more about you and why you chose the Parnassus Funds. You can help me to gain a better understanding of our shareholders by completing a survey that should take you no more than five minutes. Your answers will be completely anonymous and your privacy will be respected.

To participate in the survey, please go to www.parnassus.com/survey.

Another big difference from the early days of the Funds is that instead of investing directly with us, a majority of you now invest through “fund supermarkets” like Schwab, Fidelity and TD Ameritrade. This affects how many reports you receive per year. The Securities and Exchange Commission (SEC) only requires that we send out reports twice a year: the annual and the semiannual. The fund supermarkets have chosen to send out reports only twice a year, but we send out reports four times a year to our direct shareholders. Because our reports are so important to understanding our investment strategy and performance, we would like all of our shareholders to be able to receive four reports a year. Right now, of course, you can still see all the quarterly reports by going to our website, where the reports are usually posted about 35 days after the end of each quarter. Even though you can access the reports on our website, we would like to send the reports directly to your digital mailbox. Since the fund supermarkets don’t tell us who you are, we need your help to enable us to send you the extra two reports a year. If you sign up, we will send you an electronic copy of the shareholder reports four times a year. Just use the following link and fill in your e-mail address www.parnassus.com/Qreports.

Interns

As most of you know, the Parnassus intern program is one of the proudest accomplishments of Parnassus Investments. We offer an opportunity for students and other young people to get hands-on experience in investment analysis and management. Almost all of our analysts and portfolio managers started as interns. Over the years, we have expanded our research analyst intern program to include internships in accounting, information technology, marketing and ESG research (environmental, social and governance).

We have eight excellent interns with us this summer, four of them in investment research and management, one in information technology, two in accounting and one in marketing. Angela Du is a research intern and MBA candidate at the Wharton School of Business at the University of Pennsylvania. Previously, she worked as a private equity associate at TPG Capital and as an analyst at Goldman Sachs. Angela graduated with distinction from Stanford University, where she studied management science and engineering and was inducted into Phi Beta Kappa and Tau Beta Pi. She also studied abroad at Peking University in China. In her free time, Angela enjoys traveling, yoga and cooking.

Alistair Thornton is an MBA candidate at Stanford University’s Graduate School of Business. Previously, he spent five years in Beijing, working as a Senior China Economist at IHS. Alistair is the co-founder of Young China Watchers, a 1,500 member organization with chapters in Beijing, Shanghai, Hong Kong and London. Born in London, he holds masters’ degrees from the University of Edinburgh, the University of Sydney and the University of London. Alistair speaks fluent Mandarin.

Matt Cooper is an MBA candidate at Stanford University’s Graduate School of Business. Previously, he worked at the Boston Consulting Group in Chicago and Bain Capital in Boston. He graduated summa cum laude from the University of Michigan, where he studied industrial and operations engineering as well as economics. Matt enjoys traveling, cooking and doing advanced sports analytics. Originally from Chicago, Matt is happy to have moved to the San Francisco Bay Area where he enjoys the warm weather.

Rebecca Chau is a senior at the University of California, Irvine, where she is majoring in business administration with an emphasis on finance and marketing. She has worked for Lam & Associates, a small business consulting firm for non-profit

Semiannual Report • 2014	PARNASSUS FUNDS

organizations based in Orange County, California, and she has also worked at the University Children’s Center in Irvine. Rebecca enjoys traveling, cooking and baking as well as indoor rock-climbing to work up an appetite.

Jordeen Chang, an information technology intern at Parnassus, is a junior at the University of California, Berkeley, where she majors in both computer science and statistics. Jordeen is a member of a web-design team that creates websites for campus organizations. At Parnassus, Jordeen is working on an ESG database. She hopes to have a future in big data. In her free time, she enjoys coding, exploring, eating and good design.

Tess Filbeck Bates is a sales and marketing intern at Parnassus and a senior at Mills College in Oakland, California, where she rows on the crew team. At Mills, she studies both economics and music performance, while she simultaneously pursues an MBA. Tess has also mentored children in sports and music and has interned at Reos Partners, an international relations agency. In her free time, she likes playing the ukulele and composing on the piano.

Andrew Girardi is an accounting intern at Parnassus and is currently a student at Diablo Valley College. He plans to enter California State University in Sacramento next fall where he will pursue a bachelor’s degree in business administration with a minor in history. Andrew enjoys carpentry and wood-working.

Andres Salazar is also an accounting intern at Parnassus. He just completed his first year as an accounting major at St. Mary’s College of California. He has volunteered for Glide Memorial Church in San Francisco. In his free time, Andy plays soccer and spends time with his family and friends.

Below is a photograph of the intern reunion that Parnassus held in June.

PARNASSUS FUNDS	Semiannual Report • 2014

Seated (left to right): Romahlo Wilson, Marie Lee, Angela Du, Jessica So, Jerome Dodson, Carrie Lo, Robby Klaber and Iyassu Essayas. Standing (left to right): Dan Beck, Ryan Wilsey, Vikram Gupta, Russ Caprio, Matt Gershuny, Todd Ahlsten, Ben Allen, Kent Chan, Ian Sexsmith, Paul Ebner and Bryan Wong.

New Staff Member

Darlene Ohrman has joined the Parnassus staff as a trade operations associate. She has had over ten years of experience in the financial industry with expertise in trading and operations. Previously, she worked as an associate with two hedge funds: Money Management Group and Armored Wolf LLC. Darlene has also worked as a foreign currency operations analyst for Bank of America. She is a native of Seattle and enjoys traveling and spending time with her family.

Finally, I would like to thank all of you for investing in the Parnassus Funds. We appreciate your support, and we’ll work hard to give you a good return on your investment.

Yours truly,

Jerome L. Dodson

President

P.S. Don’t forget to participate in our shareholder survey, so we can learn more about your thoughts on Parnassus Investments. It will take less than five minutes. Please log on to www.parnassus.com/survey

P.P.S. If you’ve invested with Parnassus through a fund supermarket, and you’re not receiving the quarterly reports for March 31 and September 30 each year, you can request electronic delivery of all four quarterly reports each year, by going to www.parnassus.com/Qreports

Semiannual Report • 2014	PARNASSUS FUNDS

PARNASSUS FUND

Ticker: PARNX

As of June 30, 2014, the net asset value per share (“NAV”) of the Parnassus Fund was $49.57, so the total return for the quarter was 4.80%. This compares to a return of 5.23% for the S&P 500 Index (“S&P 500”) and 4.31% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the quarter, we were slightly below the S&P 500, but we were slightly ahead of the Lipper average. For the year-to-date, we are ahead of our benchmarks, as the Fund is up 8.09%, compared to gains of 7.13% for the S&P 500 and 6.29% for the Lipper average.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods ended June 30, 2014. You will notice that we are ahead of both indices for all time periods.

Company Analysis

Six companies contributed 20¢ or more to the NAV, while only one took 20¢ or more off the value of each Parnassus share. The laggard was Finisar, a company that makes optical equipment for telecommunications networks and data centers. The stock sank 25.5% during the quarter from $26.51 to $19.75, slicing 29¢ off the value of each Fund share. Although earnings were pretty good last quarter, gross margins disappointed investors and guidance for the next quarter was weak. Demand is increasing for Finisar’s products including a 4G build-out in China, but most of the demand has been for the company’s low-margin products, and this has had a big impact on earnings. Trends in the market seem to indicate that demand for telecom products will continue to be strong, and at some point, Finisar’s earnings and margins should improve.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2014

Parnassus Fund	28.64	20.04	20.67	9.78	0.86	0.86

S&P 500 Index	24.60	16.54	18.80	7.77	NA	NA

Lipper Multi-Cap Core Average	24.28	14.32	17.67	7.58	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

The big winner for the quarter was C.H. Robinson, a logistics company with an emphasis on serving as a broker between shippers and truckers. The stock soared 21.8% from $52.39 to $63.79 for a gain of 40¢ for each Fund share, as the company reported earnings that beat expectations, and management provided an upbeat outlook for the coming months. Although the economy has been improving and more goods are being shipped, shareholders may remember that in previous quarters, the stock performed poorly, because truckers were firm in keeping up their rates, while shippers were firm in not paying higher prices, so brokers were squeezed. When we invested in 2012, our thesis was that margins would eventually expand, as demand outstripped carrier supply, allowing Robinson to charge shippers more for access to its industry-leading carrier network. It looks as if we might have finally hit that inflection point this quarter.

GenMark Diagnostics, a maker of molecular-diagnostics testing equipment, saw its stock soar 38.2% from $9.79, where we bought it in April, to $13.53 by the end of the quarter, in the process adding 31¢ to the NAV. Strong adoption of the XT-8 testing instrument moved earnings higher. The company also plans to bring out a second-generation product called the NexGen, which should triple the company’s addressable market, because of its advantages in disease identification and time-to-treatment benefits.

PARNASSUS FUNDS	Semiannual Report • 2014

Applied Materials, the world’s largest maker of semiconductor-manufacturing-equipment, climbed 10.4% from $20.42 to $22.55, while adding 26¢ to the NAV. The company saw strong demand for its capital equipment, as customers such as Intel, Samsung and Taiwan Semiconductor increase capacity to build more advanced chips.

Like Applied Materials, Lam Research is a global supplier of semiconductor-manufacturing-equipment, and its stock rose 22.9% from $55 to $67.58 for a gain of 20¢ for each Parnassus share. Lam reported strong earnings, driven by increased capital spending and market-share gains with its etch application for semiconductor processing at Intel. The stock moved even higher, when the company initiated a quarterly dividend and expanded its share repurchase program to $850 million.

Equinix provides data centers and Internet connection services to corporations, content providers and Internet-service-providers. Strong demand to move data around the Internet increased revenue and earnings, which boosted the stock by 13.7% from $184.84 to $210.09 for a gain of 20¢ on the NAV.

Homebuilder DR Horton rose 13.5% from $21.65 to $24.58 for a gain of 20¢ to the NAV. Revenue has grown 21% since last year and earnings have grown 18%, but the big move in the stock came at the end of the quarter; pending home sales increased 6.2% from month-to-month, one of the largest increases in decades. As the economy improves, demand for housing will increase, and the stock should move even higher.

Outlook and Strategy

(Note: This section represents the thoughts of Jerome L. Dodson and applies to the Parnassus Fund and the Parnassus Endeavor Fund. Other views appear with the reports on the other Funds.)

By many measures, the stock market is at an all-time high. Although the economy hasn’t fully recovered from the Great Recession of 2008-2010, the stock market has. Most of the time, the market forecasts future economic events, and right now the market is predicting a complete economic recovery.

For my part, I’m inclined to believe that the market is correct. Those of you who have been reading my shareholder reports for a while know that my favorite economic statistic is job creation, since that’s what drives the economy. Until recently, the number of net new jobs per month has averaged between 100,000 and 150,000. By comparison, the number of net new jobs from March to October of 2004 averaged over 200,000. This was the period when the recovery from the 2001-2003 recession really got going. Given the enormous number of jobs lost in the 2008-2010 period, one would have thought that the number of jobs created after that recession would have been much larger. In any case, it looks like things are picking up with 288,000 jobs created in the month of June 2014. The unemployment rate has dropped to 6.1%, which is the lowest since September of 2008. More employed people means more housing demand, and more housing drives the entire economy, which in turn, creates more jobs.

The one concern I have is that the market may have gotten ahead of itself, so it might be vulnerable to an economic shock. It’s impossible to know what this economic shock might be, but my guess is that it would be a big jump in interest rates. The Federal Reserve controls interest rates (especially the short-term ones), and some of the Fed’s members (the “hawks”) are already arguing for an increase in interest rates to head off

Parnassus Fund as of June 30, 2014 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Applied Materials Inc.	5.3%

International Business Machines Corp.	4.3%

Ciena Corp.	4.1%

C.H. Robinson Worldwide Inc.	4.1%

PulteGroup Inc.	3.7%

Equinix Inc.	3.3%

DR Horton Inc.	3.3%

QUALCOMM Inc.	3.2%

Air Lease Corp.	3.1%

Thomson Reuters Corp.	2.9%

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2014	PARNASSUS FUNDS

inflation. The “doves” like the Chair, Janet Yellen, maintain that we need to keep interest rates low to help employment and keep the economy moving.

The hawks argue that with more jobs being created, and the unemployment rate dropping, the economic capacity is strained, and this will lead to inflation. At some point, of course, the hawks will be right, and we’ll need to raise rates to stop inflation. Right now, though, I think Janet Yellen is right and I’m one of the doves. Here’s why:

Although job-creation is picking up and unemployment is down, there is still more idle capacity in the economy than the figures would indicate. The unemployment rate is based on the number of people looking for work, and if someone is not working, but not looking, they are not counted as unemployed. Many of the people in this category should not be counted as unemployed, since they probably would not take a job even if it were offered to them. This category includes students, retired people and affluent individuals who don’t need to work. However, there are a lot of other people who would take work if they could find it, but they are so discouraged by their inability to find a job, that they have given up looking. These people are not considered unemployed. However, these discouraged workers would gladly take a job if conditions in the labor market improved.

As more jobs become available, I think we’ll see the unemployment rate stay flat or even tick up a bit, because some of these discouraged workers will start looking again. There’s also the issue of people who are underemployed, meaning they are qualified for a better job or they are working part-time and they really want a full-time job. What this means to me, and I think to Janet Yellen, is that there is a lot more capacity in the economy than meets the eye. This is why I think it’s important to keep interest rates low for a much longer period. I don’t think there’s much danger of the economy over-heating right now given all the excess capacity.

Now, how does all this relate to the stock market? When interest rates move higher, some people will take some of their money out of the stock market and put it in the bank, since they will earn more interest than before. The higher the rate, the more people will put their money in the bank to earn interest. As people sell stock to put their money in the bank, pressure will build on the stock market to move lower.

The other thing that happens when interest rates move higher is that it becomes more expensive to borrow money, so consumers will be more reluctant to borrow to consume and business executives will be more reluctant to borrow to invest in their enterprises. This leads to less economic activity, which is not good for the stock market.

There is, however, one caveat to this analysis. As economic activity picks up, interest rates rise, but this does not necessarily mean that either consumers or businesses will borrow less. If economic activity is such that businesses feel they can still make a profit from borrowed funds, even at higher interest rates, they will still go ahead and borrow, thereby increasing economic activity. Similarly, consumers may still borrow if times are good, even if interest rates are higher, since they will be more confident in their economic prospects.

What all this boils down to is that a modest increase in interest rates probably won’t derail the economy, although a sharp one might do so. As long as Janet Yellen is Chair of the Federal Reserve and has a majority of members on her side, it’s unlikely that there will be such a sharp increase in interest rates. For this reason, I’m pretty optimistic about the economy.

This view of the economy, though, does not mean that the stock market will necessarily go higher. The stock market may stay flat even if the economy steams ahead, because the stock market at current levels is already discounting future economic progress. Stocks may even drop a bit during the traditionally weak summer months. However, as long as Janet Yellen can keep interest rates reasonably low, I think there’s not much risk of a big move to the downside.

In the final analysis, what matters most are the individual stocks in our portfolio, and in my view, they are undervalued and should do well going forward. If the market moves sharply lower, all stocks will go down, including ours, but I think the business prospects of our portfolio companies are such that they will bounce back in time. Right now, I don’t see any big move down in the near future.

Yours truly,

Jerome L. Dodson	Ian Sexsmith	Romahlo Wilson
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Semiannual Report • 2014

PARNASSUS CORE EQUITY FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As we announced previously, the new name of the Parnassus Equity Income Fund is the Parnassus Core Equity Fund. The new name better reflects the investment objective of total return and not just income. As of June 30, 2014, the NAV of the Parnassus Core Equity Fund-Investor Shares was $39.52. After taking dividends into account, the total return for the second quarter was 7.44%. This compares to increases of 5.23% for the S&P 500 Index ("S&P 500") and 5.02% for the Lipper Equity Income Fund Average, which represents the average return of the equity income funds followed by Lipper ("Lipper average"). For the first half of 2014, the Fund posted a return of 8.29%, which compares favorably to gains of 7.13% for the S&P 500 and 7.28% for the Lipper average.

Below is a table that summarizes the performance of the Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods ended June 30, 2014.

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2014

Parnassus Core Equity Fund Investor Shares	26.99	18.26	18.24	10.29	0.87	0.87

Parnassus Core Equity Fund Institutional Shares	27.21	18.46	18.45	10.46	0.69	0.69

S&P 500 Index	24.60	16.54	18.80	7.77	NA	NA

Lipper Equity Income Fund Average	20.95	14.08	17.07	8.02	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 10.86%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

Second Quarter Review

The Fund gained 7.4% for the quarter, outpacing the S&P 500 by more than two percentage points. Our sector allocations had a slightly positive impact on our performance, relative to the index. The largest positive allocation effect came from having very little exposure to financials, which was the worst performing sector in the index. This decision contributed 39 basis points (a basis point is 1/100th of 1%) to our relative performance. Energy was the top performing sector in the S&P 500, so our significant underweight in that group hurt the Fund by 19 basis points.

We had terrific stock selection during the quarter, highlighted by the fact that only one security trimmed 10¢ or more from the NAV. That holding was Pentair, a fluid controls company that sells pumps, filters and valves. Its stock dropped 9.1% in the quarter from $79.34 to $72.12, reducing each Fund share by a dime. The stock fell after management reported disappointing sales for the first quarter, including especially weak demand from energy and mining customers. We took advantage of this temporary setback to buy additional Pentair shares, since we still think the company has excellent long-term prospects.

Six stocks each added at least 15¢ to the NAV. The Fund’s biggest winner was Allergan, a pharmaceutical company based in Irvine, California. The stock soared 36.4% from $124.10 to $169.22, adding 49¢ to the NAV. In late April, a large competitor called Valeant Pharmaceuticals teamed up with activist investor Bill Ackman to launch a hostile takeover bid for Allergan. The initial offer was to exchange $48 in cash and 0.83 of one Valeant share, for each Allergan share. The board of the latter company rejected this deal. In response, Valeant improved the cash component

Semiannual Report • 2014	PARNASSUS FUNDS

of its offer twice. The latest deal terms are for $72 in cash plus the same 0.83 of one Valeant share, a combination worth $177 per share to Allergan investors as of June 30. Whether a deal with Valeant happens or not, we believe that Allergan remains undervalued at its current price, given its strong competitive position and growth prospects.

Apple had another good quarter, as the stock climbed 21.2% to $92.93 from $76.68, increasing each Fund share by 35¢. Apple continues to do a fantastic job engineering new products, improving its mobile operating system and enhancing its device ecosystem. Given the company’s tremendous cash flow, loyal customer base and prospects for continued innovation, we think that this technology giant still has many good years ahead of it. We’re especially excited about the potential for new product categories, such as wearable devices, which could be released as soon as this fall.

C.H. Robinson, a logistics brokerage company with an emphasis on trucking, added 24¢ to the NAV, as its stock climbed 21.8% from $52.39 to $63.79. The stock rose after the company reported earnings that beat expectations, and management provided an upbeat outlook for its net revenue margin. Since 2010, Robinson’s margin has been shrinking due to tepid demand from shippers and increased competition. We invested in 2012, as we believed that margins would eventually expand when shipping demand outstripped carrier supply, allowing Robinson to charge shippers more for access to its industry-leading carrier network. While we were clearly early in our bullish call on the stock, we’re encouraged that our investment thesis seems finally to be playing out. Given the stock price increase, we trimmed our position in Robinson, but still held a significant investment as of quarter-end.

Iron Mountain, the country’s largest document storage company, rose 28.6% from $27.57 to $35.45, increasing the NAV by 24¢. The key controversy surrounding this stock for the last three years has been whether or not Iron Mountain would become a real estate investment trust (REIT). During the quarter, the company finally announced that the IRS had approved its plan to elect REIT status. Since REITs receive favorable tax treatment, in exchange for agreeing to distribute at least 90% of taxable income to investors, the IRS ruling on Iron Mountain’s application sent the shares up dramatically.

Applied Materials, a leading maker of semiconductor-manufacturing-equipment, rose 10.4% from $20.42 to $22.55, and boosted the NAV by 17¢. The stock went up after management reiterated its 2014 wafer fab equipment (WFE) spending growth outlook of 10-20%. We’re excited about the company’s long-term prospects, because semiconductor manufacturers will require more expensive equipment to build chips, as the latter get smaller and smaller. In addition, Applied Materials’ proposed merger with Tokyo Electron positions the company to accelerate profit growth, due to operational synergies and cross-selling opportunities.

Bay Area biotech company Gilead Sciences rose 17.0% from $70.86 to $82.91 and added 15¢ to the NAV. The company had a great quarter as Sovaldi, its hepatitis C drug, achieved sales of $2.2 billion for the first three months of 2014. This was the fastest known drug launch in history, as measured by revenue dollars. We expect the market for Sovaldi to continue to grow, as Gilead has several advanced clinical trials to combine the drug with other compounds. These programs aim to shorten the duration of treatment and broaden the range of patients

Parnassus Core Equity Fund as of June 30, 2014 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Apple Inc.	4.4%

Allergan Inc.	4.4%

Applied Materials Inc.	4.2%

Procter & Gamble Co.	3.4%

Motorola Solutions Inc.	3.3%

Mondelez International Inc.	3.2%

Xylem Inc.	3.0%

QUALCOMM Inc.	3.0%

Pentair PLC	2.9%

National Oilwell Varco Inc.	2.8%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2014

who could benefit from the drug. Gilead is also investing heavily to improve the tolerability of its market-leading HIV/AIDS therapies and to develop its emerging oncology portfolio.

Outlook & Strategy

For the second quarter in a row, we didn’t add a portfolio company to the Fund. This unusual inactivity speaks to the lofty valuations of most of the high-quality businesses that we’d love to own, but only at lower prices. Our team monitors dozens of companies with attractive secular growth trends, durable competitive advantages and top-notch management teams, so we'll be ready to pounce when we see an attractive risk-reward profile. Since we are patient investors with a long-term investment approach, we don’t mind waiting for the right stock to come along.

We exited two portfolio companies during the quarter, both of which generated modest gains for our shareholders. The first was discount retailer Target, which we bought in 2011. When we purchased the stock, we knew the company would have to work hard to maintain its market share in its notoriously competitive industry. As it turns out, Target has performed relatively well compared to its traditional retailing peers over the last three years. Also during this time, however, the threat to Target’s business from aggressive e-commerce players like Amazon has grown considerably. The risk associated with this secular shift to e-commerce is simply too high for us to keep owning Target's stock, so we sold it.

The second position we exited was W&T Offshore, an oil and natural gas company with operations in West Texas and the Gulf of Mexico. We bought this stock in 2007, on the belief that founder and CEO Tracy Krohn would continue growing the company’s production, in keeping with his then stellar track-record. We decided to sell W&T Offshore, because production growth has lagged our expectations for several years, despite Mr. Krohn's best efforts.

At quarter-end, our portfolio is defensively positioned. Compared to the S&P 500, the Fund is significantly underweighted in three highly cyclical sectors: financials, consumer discretionary and energy. This means that if the soaring market comes back down to earth in the second half, we would expect to protect your investment relatively well. Given that the S&P 500 ended the quarter 190% higher than its March 2009 low, we certainly wouldn’t be surprised to see at least a temporary pullback at some point in 2014.

Whatever happens to the overall market for the balance of 2014, we’re confident that our portfolio will trade higher over the long-term. Our companies have great business prospects and still trade at reasonable valuations. This is why we’re delighted to be invested in the Fund with you.

Thank you for your confidence in us,

Todd C. Ahlsten	Benjamin E. Allen
Lead Portfolio Manager	Portfolio Manager

Semiannual Report • 2014	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Ticker: PARWX

As we announced previously, the new name for the Parnassus Workplace Fund is the Parnassus Endeavor Fund effective May 1, 2014. As of June 30, 2014, the NAV of the Parnassus Endeavor Fund was $29.39, so the total return for the quarter was 5.95%. This compares to 5.23% for the S&P 500 Index (“S&P 500”) and 4.31% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”); we beat both our benchmarks for the quarter. For the year-to-date, the Fund is up 8.89%, compared to 7.13% for the S&P 500 and 6.29% for the Lipper average, so we’re well ahead of the year-to-date figures as well.

Below is a table, comparing the Parnassus Endeavor Fund with the S&P 500 and the Lipper average for the past one-, three- and five-year periods and the period since inception on April 29, 2005. The Fund has beaten all benchmarks for all time periods. Most remarkable is the fact that the Endeavor Fund has outperformed the S&P 500 since inception by an average of three-and-a-half percentage points per year.

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2014

Parnassus Endeavor Fund	25.89	18.39	20.03	11.73	1.07	0.95

S&P 500 Index	24.60	16.54	18.80	8.17	NA	NA

Lipper Multi-Cap Core Average	24.28	14.32	17.67	7.89	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2014, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

During the quarter, six companies each added 15¢ or more to the NAV, and there was no company that subtracted 15¢ or more from the value of each Fund share. Three of the companies were semiconductor-related, while two were pharmaceutical companies and one was a logistics company.

The big winner was C.H. Robinson, a logistics company with an emphasis on serving as a broker between shippers and truckers. The stock soared 21.8% from $52.39 to $63.79 for a gain of 29¢ for each Fund share. The company reported earnings that beat expectations, and management provided an upbeat outlook for the coming months. Although the economy has been improving and more goods are being shipped, shareholders may remember that in previous quarters, the stock performed poorly, because truckers were firm in keeping up their rates, while shippers were firm in not paying higher prices, so brokers were squeezed. When we invested in 2012, our thesis was that margins would eventually expand, as demand outstripped carrier supply, allowing Robinson to charge shippers more for access to its industry-leading carrier network. It looks like we may have finally hit that inflection point.

Allergan, a pharmaceutical company based in Irvine, California, contributed 22¢ to the value of each Fund share, as its stock rose 36.4% from $124.10 to $169.22. The stock climbed much higher after Valeant Pharmaceuticals teamed up with activist investor Bill Ackman to make a hostile bid for Allergan. Valeant wants to get control of Allergan’s blockbuster drug, Botox, best known for its cosmetic uses, but also successfully

PARNASSUS FUNDS	Semiannual Report • 2014

used in addressing therapeutic problems such as chronic migraines and an overactive bladder. Valeant also believes it can reduce expenses in a combined company by more than $2.7 billion per year. On the other hand, Allergan believes it can create more shareholder value as an independent company. Regardless of the outcome, we think the stock will move higher.

Lam Research is a global supplier of semiconductor-manufacturing-equipment, and its stock rose 22.9% from $55 to $67.58 for a gain of 17¢ for each Fund share. Lam reported strong earnings, driven by increased capital spending and market-share gains with its etch application for semiconductor processing at Intel. The stock moved even higher, when it initiated a quarterly dividend and expanded its share repurchase program to $850 million.

Intel, the giant semiconductor-manufacturer, saw its stock price increase 19.7% during the quarter, climbing from $25.81 to $30.90, while adding 15¢ to the NAV. In June, the company raised its annual sales expectations, based on stronger corporate demand for personal computers. While consumers continue to prefer mobile devices, demand for Intel’s microprocessors is increasing, as companies need to upgrade their aging computer systems.

Gilead Sciences, a biotechnology company specializing in treatments for HIV and liver disease, rose 17.0% from $70.86 to $82.91 for a contribution of 15¢ to each Fund share. Sales of Sovaldi, the company’s breakthrough hepatitis C drug (HCV), were $2.2 billion in the first quarter of 2014, making it one of the most successful drug launches in history. That helped to increase Gilead’s first quarter sales and earnings by 104% and 207%, respectively, on a year-over-year basis. The company also continued to grow its core HIV franchise, capturing about 30% of new patient starts with Stribild, its most advanced therapy. Gilead is also making progress on developing a new cancer therapy called Idelalisib.

Applied Materials, the world’s largest maker of semiconductor-manufacturing-equipment, climbed 10.4% from $20.42 to $22.55, while adding 15¢ to the NAV. The company saw strong demand for its capital equipment, as customers such as Intel, Samsung and Taiwan Semiconductor increase capacity to build more advanced chips.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Endeavor Fund as of June 30, 2014 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Applied Materials Inc.	4.9%

C.H. Robinson Worldwide Inc.	4.6%

International Business Machines Corp.	4.4%

Allergan Inc.	4.1%

Altera Corp.	4.1%

Ciena Corp.	3.9%

Target Corp.	3.7%

Expeditors International of Washington Inc.	3.6%

Wells Fargo & Co.	3.1%

Lam Research Corp.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2014	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Ticker: PARMX

As of June 30, 2014, the NAV of the Parnassus Mid Cap Fund was $26.81, so the total return for the quarter was 6.77%. This is comfortably ahead of the 4.97% return for the Russell Midcap Index (“Russell”) and 4.31% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (“Lipper average”).

For the year-to-date, we are behind the Russell, but ahead of the Lipper average, as we have gained 6.81%, compared to 8.67% for the Russell and 6.29% for the Lipper average. Though the Fund is still trailing the Russell for the year–to-date, we’re glad that we gained so much ground on our benchmarks during the quarter.

For the three- and five-year periods, the Fund is similarly trailing the Russell but beating the Lipper average. During these periods, the stock market has gone straight up. Since the Fund is focused on downside protection, in addition to outperformance, it’s been difficult to keep pace with the Russell. In more balanced markets, we should do better.

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2014

Parnassus Mid Cap Fund	23.43	14.85	20.03	9.68	1.14	1.14

Russell Midcap Index	26.85	16.09	22.07	10.39	NA	NA

Lipper Multi-Cap Core Average	24.28	14.32	17.67	7.89	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods and for the period since inception on April 29, 2005.

Second Quarter Review

The Fund had a good quarter. It rose almost seven percentage points, about two percentage points above its benchmarks. The Fund’s sector allocations helped performance relative to the index by 39 basis points (a basis point is 1/100th of 1%). Consumer discretionary was the worst-performing sector in the index, so our large underweighting relative to the index in this group helped the Fund. We also benefitted by owning more utility stocks than our index, because this group was one of the best performing sectors.

The lion’s share of the Fund’s outperformance came from excellent stock selection. Industrial stocks helped the most, boosting our performance relative to the Russell by 133 basis points. Good stock picking in the consumer discretionary, information technology and health care sectors added 103 basis points. Our financial sector investments hurt the Fund’s performance by 53 basis points relative to the Russell.

All of the Fund’s industrial stocks helped performance this quarter except for Pentair, a diversified industrial company that sells pumps, filters, valves and thermal solutions. The stock subtracted 8¢ from each Fund share, as it fell 9.1% from $79.34 to $72.12. Soft demand from energy and mining customers drove weaker than expected revenue results. Despite the revenue shortfall, management maintained its operating margin expansion target for the year. We believe that this demonstrates the company’s ability to

PARNASSUS FUNDS	Semiannual Report • 2014

execute on its productivity initiatives, despite the short-term weakness in sales. We’re holding onto the shares, because we think that Pentair’s long-term earnings potential is still great.

We only had one other stock that reduced the NAV by more than 1¢. Patterson Companies, a leading distributor of dental, veterinary and medical supplies and equipment, shaved 3¢ off each Fund share, as its stock dropped 5.4% from $41.76 to $39.51. Management reduced its financial guidance after the company experienced sluggish demand for its dental equipment. We added to our position on the weakness, because we believe sales will rebound as dentists increasingly adopt high-technology equipment. We also think that Patterson’s share gains in the dental market, along with increasing scale advantages in its medical and veterinary supply businesses, will support robust cash flow and earnings growth for many years to come.

Four stocks each added more than 10¢ to the NAV. The stock that helped us the most was Allergan, a pharmaceutical company based in Irvine, California. The stock contributed 28¢ to the NAV, as it jumped 36.4%, from $124.10 to $169.22. Valeant Pharmaceuticals teamed up with activist investor Bill Ackman to announce a hostile bid for Allergan. Valeant’s management is attracted to Allergan’s fast-growing ophthalmology and dermatology products and believes it can cut more than $2.7 billion in costs from the combined company. We think that either Valeant’s offer price will increase even further, or that Allergan will announce its own plan to create additional shareholder value. The stock should react positively to either situation, so we’re holding onto our shares.

Iron Mountain, the nation’s largest document-storage company, surged 28.6% from $27.57 to $35.45, contributing 21¢ to the Fund’s NAV. The key controversy surrounding this stock for the last three years has been whether or not Iron Mountain would become a real estate investment trust (REIT). During the quarter, the company finally announced that the IRS had approved its plan to elect REIT status. Since REITs receive favorable tax treatment, in exchange for agreeing to distribute at least 90% of taxable income to investors, the final ruling on Iron Mountain’s application sent the shares up in dramatic fashion. We’ve maintained our position in the stock, because we like the company’s predictable business model and reasonable valuation.

C. H. Robinson, a logistics company with an emphasis on trucking, added 15¢ to each Fund share, as its stock increased 21.8% from $52.39 to $63.79. The stock rose after the company reported better than expected earnings, and management provided an upbeat outlook for its net revenue margin. Since 2010, Robinson’s margin has been compressing, and the stock has underperformed the market significantly. We initially invested in 2012, because we believed that the margins would eventually expand when shipping demand outstripped carrier supply, allowing Robinson to charge shippers more for access to its industry-leading carrier network. It looks like we may have finally hit that inflection point this quarter, so we remain bullish on the stock.

Compass Minerals, one of the largest salt and fertilizer producers in North America, climbed 16.0% from $82.52 to $95.74, for an increase of 11¢ to the NAV. The stock jumped after management announced that the recent harsh winter depleted salt inventories. This should lead to at least a 10% price increase, as well as a 15% volume increase versus

Parnassus Mid Cap Fund as of June 30, 2014 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Applied Materials Inc.	3.9%

Insperity Inc.	3.6%

Questar Corp.	3.4%

Xylem Inc.	3.4%

Iron Mountain Inc.	3.4%

Allergan Inc.	3.4%

Motorola Solutions Inc.	3.2%

MDU Resources Group Inc.	3.2%

Shaw Communications Inc.	3.1%

Expeditors International of Washington Inc.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2014	PARNASSUS FUNDS

last year. We trimmed our position after the strong run in the stock, but continue to hold a core position in the company, because we believe its long-term prospects are bright.

Outlook and Strategy

The stock market continued its ascent during the quarter, with the Russell reaching another record high. Mid-cap stocks are now up a staggering 288.5% since the 2009 low, well ahead of small- and large-cap issues. We’ve certainly had a good snap-back from the Great Recession, and many quality businesses are thriving, but we are increasingly concerned about valuation. The Russell’s forward price-to-earnings ratio is now at 18.0x, the highest level since 2007.

We don’t know if a correction is looming, but we’re sharpening our pencils to make certain that our portfolio companies will fare better than most in the event of a market downturn. Since lower quality companies tend to underperform in downturns, we spend a lot of time understanding the source and strength of our portfolio companies’ competitive advantages. For example, Verisk Analytics, a provider of risk management and decision support services to clients across multiple industries, has competitive advantages in its core insurance offering based on high barriers to entry, switching costs, network effect and regulation. These “moat” factors should help the companies sustain strong cash flows throughout the business cycle. It will also take many years and a lot of money for competitors to seriously challenge these businesses.

Another way that we prepare for down markets is to avoid businesses with a lot of debt. When interest rates rise, borrowing costs go up. This can reduce earnings, cause management teams to miss important reinvestment or acquisition opportunities, and even lead to bankruptcy. Many of our holdings have no debt, and a good number have modest debt. We do have a few investments with greater debt levels, such as utility Questar and garbage collector and recycler Waste Management, but they each have high recurring revenue and stable sources of cash flow, which materially reduces the risk of default. Overall, however, the portfolio has less debt leverage than the Russell.

Attractive valuation, another core component of our investment process, is also a variable for downside protection. While many portfolio companies are more expensive than they were when we originally invested in them, we didn’t exit any of our positions during the quarter, since all are still showing reasonable three-year return potential.

We continue to maintain our relatively defensive posture, with fewer highly cyclical consumer-discretionary and financial-services stocks than our benchmarks. Our largest concentration of stocks, as of the quarter-end, was in the industrial sector. While this sector is typically considered highly cyclical, many of our industrial stocks are less economically sensitive business service companies with minimal capital requirements and low debt. We’re confident that the Fund’s collection of businesses is positioned to beat the market over the long-run.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Semiannual Report • 2014

PARNASSUS SMALL CAP FUND

Ticker: PARSX

As of June 30, 2014, the NAV of the Parnassus Small Cap Fund was $29.19, so the total return for the second quarter was a gain of 5.68%. By comparison, the Russell 2000 Index of smaller companies (“Russell 2000”) gained 2.05%, and the Lipper Small-Cap Core Average, which represents the average return of the small cap core funds followed by Lipper (“Lipper average”), gained 2.48%. For the quarter, the Fund beat both the Russell 2000 and the Lipper average.

Year-to-date, the Fund is trailing both benchmarks, up 1.64%, compared to 3.19% for the Russell 2000 and 3.95% for the Lipper average. Below is a table comparing the Parnassus Small Cap Fund with the Russell 2000 and the Lipper average over the past one-, three- and five-year periods ended June 30, 2014 and the period since inception on April 29, 2005.

Company Analysis

Only one company cost the Fund 15¢ or more: Ciena, a manufacturer of optical telecommunications equipment. Ciena declined 10.1%, from $22.74 to our average sale price of $20.45, while slicing 15¢ off the NAV. I exited Ciena because I believe investors have already priced in the company’s future growth, having bid the price of the stock up 75% over the last

Parnassus Small Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2014

Parnassus Small Cap Fund	20.97	9.48	17.79	10.08	1.20	1.20

Russell 2000 Index	23.64	14.57	20.21	9.65	NA	NA

Lipper Small-Cap Core Average	23.72	13.98	19.77	9.40	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2014, Parnassus Investments has contractually agreed to limit total operating expenses to 1.20% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the Adviser on a year-to-year basis.

year and a half. Additionally, I am concerned that with $1.2 billion of debt on the balance sheet, the company has limited room for error.

Fortunately, four companies contributed at least 22¢ to the NAV. The biggest winner was MICROS Systems, a provider of point-of-sale systems for restaurants, hotels and retailers. The stock jumped 18.9%, from $52.93 to our average sale price of $62.93, contributing 24¢ to each Fund share. During the quarter, Oracle announced it was acquiring MICROS Systems for $5.3 billion and, since I do not expect a higher competitive bid, I sold our position.

Blount International, a manufacturer of chainsaw blades and farming equipment, rose 18.6%, from $11.90 to $14.11, adding 23¢ to the NAV. The company exceeded earnings expectations, and management is cautiously optimistic that customer demand is finally improving. I am holding on to our investment, because I expect increased sales will drive significant operating leverage from Blount’s underutilized manufacturing facilities.

Compass Minerals, a salt and fertilizer producer, gained 16.0%, from $82.52 to $95.74, delivering 23¢ to each Fund share. Management announced that the recent harsh winter depleted deicing salt inventories, which will lead to at least a 10% price increase, as well as a 15% volume increase this year. I took advantage of the jump in the stock price to sell a portion of our holdings, but I continue to hold a core position in the company because its low costs should allow it to increase market share over time.

Semiannual Report • 2014	PARNASSUS FUNDS

Group 1 Automotive, an automobile retailer, soared 28.4%, from $65.66 to $84.31, increasing the NAV by 22¢. Same store sales increased an impressive 5.9% during the first quarter, despite challenging weather conditions. I am holding our stock, because U.S. new car sales continue to increase, reaching 16.9 million annual sales in June, the highest rate since 2006. The growing number of recently sold cars will lead to high-margin warranty and service revenue for years to come.

Outlook and Strategy

For the second quarter in a row, the Russell 2000 increased modestly. While the index’s price-to-earnings ratio remains near a decade-high level at 20.4x, I do not expect broad valuation multiple or profit margin expansion. Therefore, I prefer out-of-favor companies not currently trading at peak valuation multiples, which also have competitive advantages that allow them to increase prices through the economic cycle.

As of July 1st, I now manage the Parnassus Small Cap Fund without Jerome Dodson. As such, I thought it would be helpful to review how I invest your money. At Parnassus, the entire equity team evaluates investments through four lenses:

1.	Relevancy: Is the business becoming more relevant over time?

2.	Moat: Does the company have a sustainable competitive advantage?

3.	Management: Has management made good capital allocation decisions and are its incentives aligned with ours?

4.	Valuation: Does the company trade at a meaningful discount to our estimate of its intrinsic value?

If a company rates highly on the first three criteria, it screens as a good business, and I will add it to the watch list. I have approximately 300 companies on the watch list for the Parnassus Small Cap Fund, and the team is constantly evaluating new companies to expand this list. When one of the companies on the watch list trades meaningfully below our estimate of intrinsic value, we conduct deep-dive research on the company. This includes a comprehensive, company-specific investment analysis process to determine the intrinsic value of the company based on three criteria: relevancy of the company’s products or services, moats and management. If everything checks out, we add the company to our portfolio. Our intention is to hold our investments for at least three years, in order to benefit from both the valuation moving towards our estimate of intrinsic value, as well as the business’s increasing intrinsic value as it reinvests its cash flows.

I thought it would also be helpful to answer some questions I have received lately:

Q: What changes do you intend to make to the portfolio?

A: I will continue to execute the Parnassus Small Cap Fund through the four lenses discussed earlier because I believe it is the best approach to outperform the market through a full economic cycle. The most significant change to the way the Fund will be managed is that the bar has been raised regarding moats – I require that every company in the portfolio has a moat, regardless of how cheap the opportunity looks. This change is in-line with how my associates Todd C. Ahlsten and Benjamin E. Allen manage our Parnassus Core Equity Fund, which has

Parnassus Small Cap Fund as of June 30, 2014 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Dominion Diamond Corp.	5.5%

Blount International Inc.	5.3%

UTi Worldwide Inc.	5.2%

MRC Global Inc.	5.0%

Checkpoint Systems Inc.	4.9%

First American Financial Corp.	4.3%

Air Lease Corp.	4.2%

Compuware Corp.	4.2%

Energy XXI (Bermuda) Ltd.	4.2%

First Horizon National Corp.	4.0%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2014

been a very successful strategy since Todd took it over in 2001. I view the Fund as the small cap equivalent of the Parnassus Core Equity Fund.

Q: What is your competitive advantage?

A: Equity investing is a competitive industry, where your key resources go home each night. Therefore, successfully hiring and retaining our investment team is critical. Mr. Dodson started the Parnassus internship program over 25 years ago and in that time, we have had more than 200 interns. This program allows us to get to know candidates for three months, as they research in depth and pitch two different investment ideas to the entire investment team. Additionally, it helps the candidates to understand our firm’s culture and investment philosophy, which in turn helps them to make an informed decision on whether Parnassus is the right firm for them. Amazingly, everyone on our equity team has been hired through our internship program (I interned way back in 1998!), and this has led to very low turnover in our team. Since our knowledge and learning lessons compound over time, retaining our team and maintaining consistency within our investment process are strong competitive advantages.

Q: What themes are you investing in right now?

A: I do not invest in themes; each stock purchased is based on bottom-up research conducted on the company and its industry. However, our research often generates new ideas from companies we already own. Let me give you an example:

•

I purchased Gentex, a manufacturer of auto-dimming car mirrors, in 2012 because it has a dominant market position and we expect auto-dimming mirrors to penetrate down-market into midsize and economy cars.

•

While researching Gentex’s rear camera display product, we learned that consumers prefer displays in the center console. This led us to research Harman International, the leading manufacturer of automotive infotainment systems. I purchased Harman in 2013 because we expect infotainment penetration to increase and margins to expand, thanks to the company’s shift from customized to standardized systems.

•

While covering Harman International, we noticed that U.S. automotive sales kept exceeding expectations. We researched the automotive value chain and identified that large dealerships have a competitive advantage versus independent dealerships and mechanics. Last February, I purchased Group 1 Automotive, which owns over 150 automotive dealerships, because we expect the strong growth in new car sales will eventually lead to very profitable parts and services revenue.

I hope this helps you better understand how I manage the Parnassus Small Cap Fund.

Yours truly,

Ryan Wilsey

Portfolio Manager

Semiannual Report • 2014	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Ticker: PAFSX

As of June 30, 2014, the NAV of the Parnassus Asia Fund was $17.34, so the Fund was up 3.83% for the quarter. This compares to a gain of 6.39% for the MSCI AC Asia Pacific Index (“MSCI Index”) and a gain of 5.35% for the Lipper Asia Pacific Region Average, which represents the average return of the Asia Pacific Region funds followed by Lipper (“Lipper average”). For the quarter, then, we underperformed both benchmarks.

I think our underperformance this quarter was simply a matter of our Asian benchmarks finally starting to catch up with the Parnassus Asia Fund. As shareholders know, the Fund has far outperformed our benchmarks since inception. For the year-to-date, the Fund is up 10.66%, compared to 4.66% for the MSCI Index and 4.55% for the Lipper average. Below you will find a table comparing the Parnassus Asia Fund with the MSCI Index and the Lipper average for the one-year period and for the period since inception on April 30, 2013. You will notice that we are well ahead of both benchmarks for both time periods.

Parnassus Asia Fund
Average Annual Total Returns (%)	One Year	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2014

Parnassus Asia Fund	15.99	13.23	5.08	1.25

MSCI AC Asia Pacific Index	14.95	5.38	NA	NA

Lipper Pacific Region Average	12.32	3.02	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of Asian stock markets, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

This fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2014, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.25% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

There were three companies that each cut 4¢ or more off the NAV, but there were five companies that each added 7¢ or more to the value of each Fund share. There was no clear pattern of the winners and losers. Each company prospered or wilted based on individual circumstances.

PT Asuransi, an Indonesian insurance company, made the biggest dent in the NAV during the quarter, slicing 5¢ off the NAV, as the stock sank 14.9% from 261 Indonesian Rupiah ($0.0233) to 235 Rupiah ($0.0198). The company sells policies that insure cars, property, cargo, health and human life against sudden misfortune such as accidents, fire, damage, disability and death. Recent political and economic uncertainty in Indonesia rattled investors, who sold stocks ahead of upcoming national elections. Right now, it looks like the pro-business candidate, Joko Widodo, will win the presidential election over Prabowo Subianto, a former general, and this should help Indonesian stocks move higher. Also, we believe sales of third-party liability insurance, Asuransi’s most profitable business, should continue to rise over the long-term.

Biostime International Holdings, a Chinese distributor of foreign-made infant formula, saw its stock sink 19.3% from $6.87 to $5.54 for a loss of 5¢ for each Fund share. The company invested in a new, lower-priced infant-formula brand and other new products including baby diapers. This use of funds caused uncertainty among investors, which drove the stock lower. Despite the high start-up costs for product development and marketing, Biostime’s extensive distribution network, reputation for quality and expertise in the industry should ultimately make the new businesses profitable.

PARNASSUS FUNDS	Semiannual Report • 2014

SITC Holdings International, a Hong Kong-based shipping and logistics company, knocked 4¢ off the Fund’s NAV, as its stock slumped 15.2% from 48¢ to 41¢ a share. SITC serves 47 routes connecting 45 major ports across ten countries in the Asian region. A slowdown in the Chinese economy affected the stock, since demand for inter-Asia container-shipping weakened, dragging down freight rates. However, the company’s logistics arm is diversified into both sea- and land-based transportation, and the latter remains strong, so that should drive growth and profits. When the Chinese economy picks up, SITC’s stock should move higher.

The big winner for the quarter was Lenovo, which added 13¢ to the value of each Fund share, as its stock climbed 23.5% from $1.11 to $1.37. This maker of personal computers (PC’s) and other technology products is the number one brand in China, and last year it passed Hewlett-Packard as the largest PC manufacturer in the world. Earlier this year, Lenovo bought portions of Motorola Mobility from Google, so it can now sell smartphones in the United States. The company also announced an agreement to purchase IBM’s low-end server business. Assuming the transaction wins U.S. national security approval, Lenovo’s gains in market share and profitability should send the stock higher.

Applied Materials, the world’s largest maker of semiconductor-manufacturing-equipment, climbed 10.4% from $20.42 to $22.55, while adding 8¢ to the NAV. The company saw strong demand for its capital equipment, as customers such as Intel, Samsung and Taiwan Semiconductor increase capacity to build more advanced chips. Applied’s proposed merger with Tokyo Electron will give the merged company even more dominance in Asia and around the world, fueling earnings and moving the stock price higher.

PT Siloam Hospitals contributed 7¢ to the Fund’s NAV, as its stock soared 34.4% from $0.91 to $1.22. The company is the largest private hospital chain in Indonesia, operating sixteen hospitals with a total capacity of 3,700 beds. Indonesia is the fourth largest country in the world and home to an expanding middle-class population, but its public healthcare infrastructure is still poor. As a result, patients are increasingly turning to Siloam as an alternative, resulting in higher revenue and profits. Given strong demand for Siloam’s services, the company will triple the number of beds in its system, so that it can continue to provide its communities with responsible and high-quality healthcare. When we visited a Siloam hospital in Indonesia, we were impressed with the company’s sense of social responsibility, as well as the quality of care they delivered at a reasonable price.

The stock of Television Broadcast of Hong Kong went up 8.4% from $6.00 to $6.50 for a gain of 7¢ for each Fund share. The company is one of the largest producers and distributors of Chinese-language programming content in the world. The emergence of two new competitors in the free-TV market depressed the stock earlier in the year, since the cost of hiring and retaining talent in the industry increased. Those cost pressures abated in the current quarter, giving the company leeway to invest in and generate profits from content such as the World Cup 2014. With investments in a new online paid video service and the potential for higher growth in China, the company is also well-positioned for the longer term. As demand for Chinese-language television content continues to grow, the company’s library of unparalleled content should increase in value.

Parnassus Asia Fund as of June 30, 2014 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Parnassus Asia Fund as of June 30, 2014 (percentage of net assets)

Semiannual Report • 2014	PARNASSUS FUNDS

Sino-Thai Engineering, a leading engineering and construction company in Thailand, saw its stock soar an amazing 41.0% from 50¢ to 70¢, contributing 7¢ to each Fund share. The company manages industrial projects for private firms and infrastructure projects for the government including work on Bangkok’s subway and skytrain. Sino-Thai’s stock price has been whipsawed this year more than at any time since the global financial crisis, because of the country’s military coup and its sensitivity to government-related business. It nearly doubled after Thailand’s army chief announced a commitment to push through long-stalled infrastructure projects. Although Sino-Thai remains an excellent, well-run company, we took some money off the table by selling shares in light of heightened political risk.

Outlook and Strategy

There are many more factors that affect the performance of an Asian fund than a U.S. domestic fund. The most important ones are currency, country, sector and stock. In terms of currency, we convert all the foreign currencies into dollars when we report our results. If a particular currency goes up in relation to the dollar, then that would increase the value of our shares, even if the stock price in the foreign currency stays the same. In this situation, we get credit for good performance, even if there is no appreciation of the stock price in the local currency. Of course, the reverse happens if a currency depreciates, so if the value of the Indonesian Rupiah goes down, for example, then our shares lose value even if the stock price stays the same in the local currency. So far, there’s been no indication that exchange rates have had a significant impact on performance.

Country exposure is a second factor. It is related to the currency factor, but there is an additional twist. We measure our results against the MSCI AC Asia Pacific Index (“MSCI Index”), which includes all the countries in the region, but the MSCI Index is weighted according to the value of the stock market in each country. If we’re underweighted in the securities of a specific country, and the stock market in that country goes much higher, then we won’t look as good in relation to the MSCI Index. For example, if Japan has a 40% weight in the MSCI Index and the Japanese stock market goes up, while we only have a 30% weight in Japan in the Fund, then we will underperform. Conversely, if the Japanese stock market goes down while we are underweight, we will outperform in relation to the MSCI Index.

Sector allocation works the same way. If, for example, banks and other financial stocks go higher and we are underweighted in financials, we will underperform in relation to the MSCI Index. If financials go down, we will look good relative to the MSCI Index.

The fourth factor is the stocks themselves, and this is where we put most of our attention. We try to pick good companies with undervalued stocks. We don’t try to make our portfolio match the relative weight of the stocks in the various countries as we are not an index fund. We do, however, try to diversify our portfolio by country and by sector, so we can spread the risk and avoid a disaster if one country has a financial meltdown.

We don’t, however, spend much time analyzing currency movements, since we don’t have expertise in that area, and even professional foreign currency traders seem to get burned quite often. We believe in diversification, but we don’t make bets on currency movements, except to the extent that we may reduce our exposure somewhat, if we think a currency is significantly overvalued, and we may increase our exposure if we think a currency is significantly undervalued. These tactics, though, only happen occasionally and at the margins. They do not drive portfolio strategy.

Political developments can also have major influences on stocks. Right now, there is a lot of conflict between China and its neighbors. China moved an oil rig into waters that Vietnam considers its territory, and the two countries are in a serious dispute. China is also in territorial disputes with the Philippines and Japan. The coup in Thailand ushered in a military government. Indonesia is now involved in a hotly contested presidential election. It’s hard to know exactly how these developments will affect our investments, but they certainly could have an impact, and we try to take them into account.

Sometimes, we try to take a major development into account, but the consequences are different than we expected. For example, after Thailand’s recent coup, we were worried about the economic consequences, so we reduced our exposure slightly. As it turned out, the coup sent the Thai stock market higher, because it resolved months of lingering uncertainty.

Top 10 Holdings

(percentage of net assets)

Applied Materials Inc.	4.1%

Li & Fung Ltd.	4.1%

PT Bank Rakyat Indonesia (Persero)	3.8%

Samsung Electronics Co., Ltd.	3.8%

Television Broadcasts Ltd.	3.7%

Lenovo Group Ltd.	3.6%

Thanachart Capital Public Co., Ltd.	3.5%

21Vianet Group Inc. (ADR)	3.5%

QUALCOMM Inc.	3.5%

KDDI Corp.	3.3%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2014

Right now, our current outlook is that Asia seems to be slowing down because of political tensions, and because the Chinese economy appears to be slowing. However, the western world has at least as much influence on Asian economies as does China, since so much of the production in Asian countries is exported to the West. Although domestic consumption has been growing strongly in Asian countries, exports to the West still have an enormous influence. In this regard, we’re pretty optimistic for the remainder of the year since Europe seems to be improving at last and North America is also on an upward trend. We take all of this into account, but in the final analysis, the most important thing is picking the right stocks.

Yours truly,

Jerome L. Dodson	Billy Hwan
Lead Portfolio Manager	Portfolio Manager

Semiannual Report • 2014	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Ticker: PRFIX

As of June 30, 2014, the NAV of the Parnassus Fixed Income Fund was $16.82, producing a gain for the quarter of 1.54% (including dividends). This compares to a gain of 2.04% for the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a gain of 2.51% for the Lipper A-Rated Bond Fund Average, which represents the average return of the A-rated bond funds followed by Lipper (“Lipper average”). For the first half of 2014, the Fund posted a gain of 3.43%, as compared to gains of 3.93% for the Barclays Aggregate Index and 5.45% for the Lipper average.

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For June 30, the 30-day subsidized SEC yield was 1.46%, and the unsubsidized SEC yield was 1.36%.

Second Quarter Review

The bond market continued to surprise investors over the second quarter, as yields fell despite improving economic data. From the beginning of the year to the end of June, the yield on the 10-year Treasury fell from 3.00% to 2.53%. Some of the decline was due to a slowdown in economic activity in the first quarter. At an annualized gross domestic product (GDP) rate of negative 2.9%, it was the worst quarter of economic activity since the Great Recession. The weather was partly to blame, and it certainly impacted business activity, consumer spending and home-building. However, a number of other changes

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended June 30, 2014

Parnassus Fixed Income Fund	2.75	2.50	4.20	4.44	0.78	0.68

Barclays U.S. Aggregate Bond Index	4.37	3.66	4.85	4.93	NA	NA

Lipper A-Rated Bond Fund Average	6.49	5.23	6.75	5.03	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2014, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the Adviser on a year-to-year basis.

amplified the problem, including delayed healthcare spending and lower unemployment benefits. Geopolitical events, like the unrest in Ukraine and Iraq, also stimulated demand for Treasuries, pushing prices higher and yields lower.

Despite the poor GDP releases, many other indicators improved or even gained momentum during the quarter. Specifically, I was encouraged by improvements in consumer confidence, pending home sales, existing home sales and personal income growth. These positive economic indicators signal that GDP should rebound considerably in the second quarter and through the remainder of 2014.

The most substantial change in economic data during the quarter was an abrupt increase in inflation. During the quarter, inflation rates increased meaningfully, from levels of approximately 1%, all the way to the Federal Reserve’s target of 2%. Typically, when inflation rises, interest rates rise as well, to compensate the investor for the erosion in purchasing power. Surprisingly, this historical relationship didn’t hold in the second quarter.

As a result of the decline in yields, the Parnassus Fixed Income Fund underperformed relative to the Barclays Aggregate Index. The root of the underperformance was the Fund’s short duration. As a reminder, duration is a measure of interest rate sensitivity and indicates how much, in percentage terms, a bond price will move for a 1% change in interest rates. Having a shorter duration means that the value of the Fund is less sensitive

PARNASSUS FUNDS	Semiannual Report • 2014

to interest rate movements. Therefore, due to its low duration, the Fund normally won’t gain as much as its benchmark in quarters when rates decline.

On the positive side, the Fund’s asset allocation helped its performance relative to the Barclays Aggregate Index. The corporate bond market outperformed the other major asset classes (namely, Treasuries and Mortgages) with a gain of 2.66% in the quarter, as corporations earned healthy profits and cash flow was robust. The Fund is overweight corporate bonds relative to the Index at 43% of assets versus 23% in the Index, and so benefitted from this outperformance.

Several corporate bonds performed particularly well in the quarter, including holdings of Discover Financial Services (+5.10% in the quarter), Juniper Networks (+4.01%), Starbucks (+3.80%) and Burlington Northern Santa Fe (+3.79%). These holdings are excellent examples of companies that the Fund targets. They are gaining share in the overall economy, have strong competitive advantages and are led by terrific management teams.

The Fund’s investment in Green Bonds increased to 5% in the quarter. Green bonds are generally defined as bonds where the proceeds from issuance are used for environmentally-focused projects. Two Green Bonds were added in the quarter: one from Regency Centers and another from the European Bank for Reconstruction and Development. I was particularly pleased to participate in the new issuance from Regency Centers, the first corporate-issued Green Bond in the U.S., where the proceeds will be used to build LEED-certified (Leadership Energy Environmental Design, a green building certification program) shopping centers and retrofit existing centers. Green Bonds offer similar economics as traditional bonds, with the added benefit of supporting projects with direct environmental benefits.

Outlook and Strategy

There were some substantial bumps in the road to economic recovery this spring. While that’s likely to continue – no economic recovery has a perfect upward trajectory – I expect to see more robust growth in the second half of the year, particularly as consumer spending rebounds and wage growth improves in the face of lower unemployment rates.

Parnassus Fixed Income Fund as of June 30, 2014 (percentage of net assets)

As I discussed in the first quarter review in April, I am concerned about inflationary pressures caused by years of hyper-low interest rates. These concerns materialized this quarter, as both Consumer and Producer inflation met or breached the Federal Reserve’s 2% long-term inflation target. The Federal Reserve’s preferred measure of inflation, the PCE Deflator, registered at 1.8% in May, despite typically being the least volatile of the inflation gauges. This is particularly important, because, with the 10-year Treasury at just 2.53%, investors risk having a negative real rate of return (yield – inflation = real rate of return).

The Federal Reserve sets monetary policy to optimize two mandates: full employment and reasonable inflation. Therefore, should the economy continue to recover at this pace, there’s no longer a justification for the Federal Reserve to keep rates low, because unemployment will be below 6% and inflation will be at the long-term target. However, based on Janet Yellen’s latest press conference, I believe there is a risk that the Federal Reserve will allow inflation to rise beyond their target range before changing policy. This means there is more risk in the next 12 months of noticeably higher inflation.

Semiannual Report • 2014	PARNASSUS FUNDS

Because I remain encouraged by the economy’s progress, the Fund continues to overweight corporate credits. Corporations will benefit from higher revenues and greater cash flow should GDP accelerate from here. Finally, the Fund remains defensively positioned against the prospect of higher interest rates.

Yours truly,

Samantha D. Palm

Portfolio Manager

PARNASSUS FUNDS	Semiannual Report • 2014

Responsible Investing Notes

By Milton Moskowitz

Companies accepted for investment by the seven Parnassus Funds must pass muster on two fronts, one financial and, the other social responsibility. We have found this to be a winning combination, and we are accustomed by now to seeing portfolio companies being recognized by the media for their contributions to a healthy society. However, we have rarely seen a list where the Parnassus portfolio companies are so prominent as the recently announced Newsweek’s Green Rankings. This is a rigorous survey that ranks the 100 largest U.S. companies on their corporate sustainability and environmental impact. Companies are measured on such metrics as release of greenhouse gases and linking of executive bonuses to environmental targets. Parnassus portfolio companies captured five of the top 10 slots. In the No. 1 position was Allergan. Then came Ecolab (4th), McCormick (6th), Cardinal Health (9th) and Agilent (10th).

Intel, the world’s largest semiconductor maker, reported that it has spent $7 million to bring 73 Vietnamese students to Oregon’s Portland State University to get their degrees in electrical engineering. In the latest class, graduating in June, 16 of the 23 students were women. The program is related to the $1 billion chip plant Intel opened in Vietnam in 2010. The facility has 1,000 employees and expects to triple that number in a few years…. Intel said it was especially proud of its policy to produce microprocessors that are “conflict free,” meaning that it takes steps to insure that its products do not contain any tantalum, tin, tungsten or gold that “finances or benefits armed groups in the Democratic Republic of the Congo.”

PepsiCo is partnering with the Clinton Foundation to promote use of the vitamin-rich cashew fruit, the swollen stem of the cashew tree. While nuts from the tree are in wide use, the stems are generally discarded even though they contain five times the vitamin C of an orange and 50 times the vitamin C of an apple. The plan is to improve the livelihood of 2,000 small farmers in the Maharashtra region of India by creating a new market for the stems. PepsiCo has agreed to incorporate the fruit in some of its blended juices, beginning in the spring of 2015. PepsiCo’s CEO, Indra K. Nooyi, noted that the company has “a long history of working with local farmers around the world in ways that strengthen our business and the communities in which we operate.”

Responding to Jesse Jackson’s complaint about the lack of diversity at tech companies, Google released stats on the makeup of its workforce. Of its 46,170 employees worldwide, 30% are women and 17% of its technical employees are female. For its U.S. employees, 61% are white, 2% are black and 3% are Hispanic. About one-third are Asian, well above the national average. Laszlo Bock, Google’s senior vice president for people operations, conceded that “Google is not where we want to be when it comes to diversity, and it’s hard to address these kinds of challenges if you are not prepared to discuss them openly.” …Google’s report flushed out a similar release from Facebook, where women make up 31% of the total workforce and 15% of the technical staff. 57% of Facebook’s employees are white, 34% are Asian, 4% are Hispanic and 2% black. Maxine Williams, global head of diversity at Facebook, said: “We have a long way to go, but we’re absolutely committed to achieving greater diversity.”

Diversity Inc. has released its 2014 list of the top 50 companies for diversity in the United States. In the No. 1 position is Parnassus holding Novartis, the Swiss-based pharmaceutical company. Other Parnassus holdings on the list are MasterCard (6th), Procter & Gamble (7th), Accenture (12th) and Wells Fargo (17th).

In these days of skyrocketing CEO compensation, Whole Foods Market, newcomer to Parnassus holdings, stands out. It has in place a cap on executive pay: no one can make more than 19 times the average wage in the company. Calling itself “America’s healthiest grocery store,” Whole Foods is opening 233 new stores this year, bringing it close to 400. Its goal for the United States is 1,200 stores.

Finally, CVS Caremark announced that effective October 1, all of its 7,600 stores would stop selling tobacco products. It is thereby forfeiting $2 billion in annual sales. The company said: “Cigarettes and tobacco products have no place in a setting where healthcare is delivered.” So far no other drugstore chain has followed this lead.

Milton Moskowitz is the co-author of the Fortune magazine survey, “The 100 Best Companies to Work For,” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating companies for workplace issues and responsible investing. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

Semiannual Report • 2014	PARNASSUS FUNDS

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of January 1, 2014 through June 30, 2014.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*
Parnassus Fund: Actual	$1,000.00	$1,080.90	$4.44
Hypothetical (5% before expenses)	$1,000.00	$1,020.53	$4.31
Parnassus Core Equity Fund – Investor Shares: Actual	$1,000.00	$1,082.90	$4.49
Hypothetical (5% before expenses)	$1,000.00	$1,020.48	$4.36
Parnassus Core Equity Fund – Institutional Shares: Actual	$1,000.00	$1,084.10	$3.57
Hypothetical (5% before expenses)	$1,000.00	$1,021.37	$3.46
Parnassus Endeavor Fund: Actual	$1,000.00	$1,088.90	$4.92
Hypothetical (5% before expenses)	$1,000.00	$1,034.07	$4.79
Parnassus Mid Cap Fund: Actual	$1,000.00	$1,068.10	$5.85
Hypothetical (5% before expenses)	$1,000.00	$1,019.14	$5.71
Parnassus Small Cap Fund: Actual	$1,000.00	$1,016.40	$6.00
Hypothetical (5% before expenses)	$1,000.00	$1,018.84	$6.01
Parnassus Asia Fund: Actual	$1,000.00	$1,106.60	$6.53
Hypothetical (5% before expenses)	$1,000.00	$1,018.60	$6.26
Parnassus Fixed Income Fund: Actual	$1,000.00	$1,034.30	$3.43
Hypothetical (5% before expenses)	$1,000.00	$1,021.42	$3.41

* Expenses are equal to the Fund’s annualized expense ratio of 0.86%, 0.87%, 0.69%, 0.95%, 1.14%, 1.20%, 1.25% and 0.68% for the Parnassus Fund, Parnassus Core Equity Fund – Investor Shares, Parnassus Core Equity Fund – Institutional Shares, Parnassus Endeavor Fund, Parnassus Mid Cap Fund, Parnassus Small Cap Fund, Parnassus Asia Fund and Parnassus Fixed Income Fund, respectively, multiplied by the average account value over the period, multiplied by the ratio of days in the period. The ratio of days in the period is 181/365 (to reflect the one-half year period).

PARNASSUS FUNDS	Semiannual Report • 2014

PARNASSUS FUND

Portfolio of Investments as of June 30, 2014 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Biotechnology
210,000	InterMune Inc. [q]	1.5%	9,271,500

	Chemicals
131,000	Compass Minerals International Inc.		12,541,940
350,000	Potash Corporation of Saskatchewan Inc.		13,286,000

		4.1%	25,827,940

	Communications Equipment
250,000	QUALCOMM Inc.	3.2%	19,800,000

	Computers
150,000	International Business Machines Corp.	4.3%	27,190,500

	Electronics
375,000	Trimble Navigation Ltd. [q]	2.2%	13,856,250

	Equipment Leasing
500,000	Air Lease Corp.	3.1%	19,290,000

	Financial Services
200,000	Capital One Financial Corp.		16,520,000
425,000	Charles Schwab Corp.		11,445,250
400,000	Essent Group Ltd. [q]		8,036,000
375,000	TCF Financial Corp.		6,138,750
300,000	Wells Fargo & Co.		15,768,000

		9.2%	57,908,000

	Food Products
350,000	Mondelez International Inc.		13,163,500
100,000	PepsiCo Inc.		8,934,000

		3.5%	22,097,500

	Health Care Services
230,000	Express Scripts Holding Co. [q]	2.5%	15,945,900

	Home Builders
850,000	DR Horton Inc.		20,893,000
1,150,000	PulteGroup Inc.		23,184,000
245,000	Toll Brothers Inc. [q]		9,040,500

		8.4%	53,117,500

	Internet
100,000	Equinix Inc. [q]	3.3%	21,009,000

	Lodging
460,000	Belmond Ltd. [q]	1.1%	6,688,400

	Machinery
100,000	Thermon Group Holdings Inc. [q]	0.5%	2,632,000

	Media
225,000	Discovery Communications Inc. [q]	2.7%	16,713,000

Shares	Equities	Percent of Net Assets	Market Value ($)

	Medical Equipment
1,040,532	GenMark Diagnostics Inc. [q]	2.2%	14,078,398

	Minerals & Mining
600,000	Dominion Diamond Corp. [q]	1.4%	8,670,000

	Pharmaceuticals
283,000	Abbott Laboratories		11,574,700
50,000	Allergan Inc.		8,461,000
155,000	Gilead Sciences Inc. [q]		12,851,050
140,000	Novartis AG (ADR)		12,674,200
380,000	Roche Holdings Ltd. (ADR)		14,174,000

		9.4%	59,734,950

	Retail
30,000	Target Corp.		1,738,500
100,000	Whole Foods Market Inc.		3,863,000

		1.0%	5,601,500

	Semiconductor Capital Equipment
1,475,000	Applied Materials Inc.		33,261,250
200,000	Lam Research Corp. [q]		13,516,000

		7.5%	46,777,250

	Semiconductors
450,000	Altera Corp.		15,642,000
700,000	EZchip Semiconductor Ltd. [q,l]		18,039,000
250,000	Intel Corp.		7,725,000

		6.6%	41,406,000

	Services
500,000	Thomson Reuters Corp. [l]	2.9%	18,180,000

	Software
100,000	VeriSign Inc. [q]	0.8%	4,881,000

	Telecommunications Equipment
1,200,000	Ciena Corp. [q,l]		25,992,000
800,000	Finisar Corp. [q,l]		15,800,000

		6.6%	41,792,000

	Telecommunications Provider
475,000	Vivendi SA (ADR)	1.9%	11,613,750

	Transportation
400,000	C.H. Robinson Worldwide Inc.		25,516,000
400,000	Expeditors International of Washington Inc.		17,664,000

		6.9%	43,180,000

	Total investment in equities (cost $473,485,808)	96.8%	607,262,338

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2014	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of June 30, 2014 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
100,000	Albina Community Bank 0.20%, matures 01/15/2015		97,830
100,000	Carver Federal Savings Bank 0.25%, matures 02/18/2015		97,458
100,000	Community Bank of the Bay 0.30%, matures 07/15/2014		99,847
100,000	Eastern Bank 0.10%, matures 01/29/2015		97,677
100,000	Latino Community Credit Union 0.60%, matures 02/20/2015		97,436
250,000	Metro Bank 0.25%, matures 05/10/2015		241,397
250,000	Opportunities Credit Union 0.20%, matures 04/25/2015		241,808
100,000	Self-Help Credit Union 0.55%, matures 01/15/2015		97,830
100,000	Southern Bancorp Bank 0.35%, matures 01/15/2015		97,830

		0.2%	1,169,113

	Community Development Loans a
200,000	Boston Community Loan Fund 1.00%, matures 04/15/2015		190,532
200,000	Root Capital Loan Fund 1.25%, matures 01/25/2015		193,162
100,000	Vermont Community Loan Fund 0.85%, matures 10/15/2014		98,259

		0.1%	481,953

	Time Deposits
17,219,091	BBH Cash Management Service Deutsche Bank, Grand Cayman 0.03%, due 07/01/2014	2.7%	17,219,091

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
17,792,774	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.01%	2.8%	17,792,774

	Total short-term securities (cost $36,662,931)	5.8%	36,662,931

	Total securities (cost $510,148,739)	102.6%	643,925,269

	Payable upon return of securities loaned	(2.8%)	(17,792,774)

	Other assets and liabilities - net	0.2%	1,003,061

	Total net assets	100.0%	627,135,556

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at June 30, 2014. The total value of the securities on loan at June 30, 2014 was $17,411,587.
	a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

	ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2014

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of June 30, 2014 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Chemicals
1,941,000	Compass Minerals International Inc. Ω		185,831,340
1,962,500	Praxair Inc.		260,698,500

		4.6%	446,529,840

	Communications Equipment
3,693,336	QUALCOMM Inc.	3.0%	292,512,211

	Computers
4,620,000	Apple Inc.	4.4%	429,336,600

	Consulting Services
2,152,967	Accenture PLC	1.8%	174,045,852

	Cosmetics & Personal Care
4,200,000	Procter & Gamble Co.	3.4%	330,078,000

	Financial Services
7,024,500	Charles Schwab Corp.		189,169,785
2,750,000	MasterCard Inc.		202,042,500

		4.0%	391,212,285

	Food Products
2,475,027	McCormick & Co.		177,187,183
8,368,093	Mondelez International Inc.		314,723,978
2,750,000	PepsiCo Inc.		245,685,000
6,516,604	Sysco Corp.		244,046,820

		10.0%	981,642,981

	Home Products
1,175,052	WD-40 Co. Ω	0.9%	88,387,411

	Industrial Manufacturing
3,923,884	Pentair PLC		282,990,514
7,500,000	Xylem Inc.		293,100,000

		5.9%	576,090,514

	Insurance
3,009,122	Verisk Analytics Inc. [q]	1.9%	180,607,502

	Internet
150,000	Google Inc., Class A [q]		87,700,500
150,000	Google Inc., Class C [q]		86,292,000

		1.8%	173,992,500

	Medical Equipment
6,435,474	Patterson Companies Inc. Ω		254,265,578
1,601,900	Teleflex Inc.		169,160,642

		4.4%	423,426,218

	Natural Gas
2,255,000	Energen Corp.		200,424,400
6,139,190	MDU Resources Group Inc.		215,485,569

Shares	Equities	Percent of Net Assets	Market Value ($)
2,085,000	Northwest Natural Gas Co. Ω		98,307,750
4,535,000	Spectra Energy Corp.		192,646,800

		7.3%	706,864,519

	Oil & Gas
3,350,100	National Oilwell Varco Inc.	2.8%	275,880,735

	Pharmaceuticals
2,500,000	Allergan Inc.		423,050,000
3,000,000	Gilead Sciences Inc. [q]		248,730,000
2,426,427	Novartis AG (ADR)		219,664,436

		9.3%	891,444,436

	Professional Services
6,992,140	Iron Mountain Inc.	2.6%	247,871,363

	Retail
3,529,000	CVS Caremark Corp.	2.7%	265,980,730

	Semiconductor Capital Equipment
18,000,000	Applied Materials Inc.	4.2%	405,900,000

	Services
6,594,518	Thomson Reuters Corp. [l]	2.5%	239,776,674

	Telecommunications Equipment
4,880,888	Motorola Solutions Inc.	3.3%	324,920,714

	Telecommunications Provider
8,908,684	Shaw Communications Inc. [l]	2.4%	228,596,831

	Transportation
4,060,000	C.H. Robinson Worldwide Inc. [l]		258,987,400
4,866,000	Expeditors International of Washington Inc.		214,882,560
2,382,500	United Parcel Service Inc.		244,587,450

		7.4%	718,457,410

	Utility & Power Distribution
1,800,000	AGL Resources Inc.		99,054,000
8,485,000	Questar Corp.		210,428,000

		3.2%	309,482,000

	Waste Management
4,400,000	Waste Management Inc.	2.0%	196,812,000

	Total investment in equities (cost $6,492,184,131)	95.8%	9,299,849,328

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2014	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of June 30, 2014 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
100,000	Community Bank of the Bay 0.30%, matures 07/15/2014		99,847
250,000	Community Trust Credit Union 0.55%, matures 10/15/2014		247,097

		0.0%	346,944

	Certificates of Deposit Account Registry Service a
500,000	CDARS agreement with Community Bank of the Bay, dated 10/17/2013, matures 10/16/2014, 0.15% Participating depository institutions: Bank of the West, par 221,129; Citizens Business Bank, par 37,871; Fieldpoint Private Bank & Trust, par 241,000; (cost $494,122)		494,122
500,000	CDARS agreement with Community Bank of the Bay, dated 01/23/2014, matures 01/22/2015, 0.15% Participating depository institutions: Citizens Business Bank, par 203,129; EverBank, par 243,500; The PrivateBank and Trust Company, par 53,371; (cost $488,737)		488,737
500,000	CDARS agreement with Community Bank of the Bay, dated 02/06/2014, matures 02/05/2015, 0.15% Participating depository institutions: Bank of America, N.A., par 241,000; Southern Bancorp Bank, par 241,000; The PrivateBank and Trust Company, par 18,000; (cost $487, 968)		487,968
500,000	CDARS agreement with Community Bank of the Bay, dated 04/10/2014, matures 04/09/2015, 0.15% Participating depository institutions: Apple Bank for Savings, par 243,500; The Park National Bank, par 243,500; The PrivateBank and Trust Company, par 13,000; (cost $484,506)		484,506

		0.0%	1,955,333

	Community Development Loansa
100,000	Boston Community Loan Fund 1.00%, matures 04/15/2015		95,266
7,500,000	MicroVest Plus, LP Note 2.25%, matures 04/15/2015		7,144,932

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)
200,000	New Hampshire Community Loan Fund 1.00%, matures 07/15/2014		199,541
200,000	Root Capital Loan Fund 1.25%, matures 01/25/2015		193,162
100,000	Vermont Community Loan Fund 0.85%, matures 04/15/2015		95,265

		0.1%	7,728,166

	Time Deposits
484,727,078	BBH Cash Management Service
	Bank of NY Mellon, Grand Cayman 0.03%, due 07/01/2014		191,706,027
	Citibank, London 0.03%, due 07/01/2014		131,352,417
	JPM Chase, Nassau 0.03%, due 07/01/2014		161,668,634

		5.0%	484,727,078

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
71,721,770	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class
	variable rate, 0.01%	0.7%	71,721,770

	Total short-term securities (cost $566,479,291)	5.8%	566,479,291

	Total securities (cost $7,058,663,422)	101.6%	9,866,328,619

	Payable upon return of securities loaned	(0.7%)	(71,721,770)

	Other assets and liabilities - net	(0.9%)	(90,719,906)

	Total net assets	100.0%	9,703,886,943

	Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at June 30, 2014. The total value of the securities on loan at June 30, 2014 was $70,270,525.
	a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

	ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2014

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of June 30, 2014 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Communications Equipment
200,000	QUALCOMM Inc.	2.9%	15,840,000

	Computers
135,000	International Business Machines Corp.	4.4%	24,471,450

	Cosmetics & Personal Care
130,000	Procter & Gamble Co.	1.9%	10,216,700

	Electronic Components
675,000	Corning Inc.	2.7%	14,816,250

	Financial Services
200,000	Capital One Financial Corp.		16,520,000
550,000	Charles Schwab Corp.		14,811,500
325,000	TCF Financial Corp.		5,320,250
325,000	Wells Fargo & Co.		17,082,000

		9.8%	53,733,750

	Food Products
415,000	Mondelez International Inc.		15,608,150
100,000	PepsiCo Inc.		8,934,000

		4.4%	24,542,150

	Machinery
100,000	Deere & Co.	1.7%	9,055,000

	Media
170,000	Discovery Communications Inc. [q]	2.3%	12,627,600

	Medical Equipment
200,000	Agilent Technologies Inc.	2.1%	11,488,000

	Minerals & Mining
1,000,000	Dominion Diamond Corp. [q]	2.6%	14,450,000

	Networking Products
200,000	Cisco Systems Inc.	0.9%	4,970,000

	Pharmaceuticals
300,000	Abbott Laboratories		12,270,000
135,000	Allergan Inc.		22,844,700
200,000	Gilead Sciences Inc. [q]		16,582,000
140,000	Novartis AG (ADR)		12,674,200
88,000	Novo-Nordisk A/S (ADR) [l]		4,064,720
350,000	Roche Holdings Ltd. (ADR)		13,055,000

		14.7%	81,490,620

	Professional Services
220,000	Insperity Inc.	1.3%	7,260,000

Shares	Equities	Percent of Net Assets	Market Value ($)

	Retail
350,000	Target Corp.		20,282,500
100,000	Whole Foods Market Inc.		3,863,000

		4.4%	24,145,500

	Semiconductor Capital Equipment
1,200,000	Applied Materials Inc.		27,060,000
250,000	Lam Research Corp. [q]		16,895,000

		8.0%	43,955,000

	Semiconductors
650,000	Altera Corp.		22,594,000
400,000	Intel Corp.		12,360,000

		6.3%	34,954,000

	Software
150,000	Citrix Systems Inc. [q]		9,382,500
150,000	Intuit Inc.		12,079,500

		3.9%	21,462,000

	Telecommunications Equipment
1,000,000	Ciena Corp. [q,l]	3.9%	21,660,000

	Telecommunications Provider
625,000	Shaw Communications Inc. [l]	2.9%	16,037,500

	Transportation
400,000	C.H. Robinson Worldwide Inc. [l]		25,516,000
450,000	Expeditors International of Washington Inc.		19,872,000
60,000	FedEx Corp.		9,082,800

		9.9%	54,470,800

	Total investment in equities (cost $398,163,884)	91.0%	501,646,320

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
48,993,136	BBH Cash Management Service DBS Bank Ltd., Singapore 0.03%, due 07/01/2014		30,254,069
	Sumitomo, Tokyo 0.03%, due 07/01/2014		18,739,067

		8.9%	48,993,136

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2014	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of June 30, 2014 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
6,730,980	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.01%	1.2%	6,730,980

	Total short-term securities (cost $55,724,116)	10.1%	55,724,116

	Total securities (cost $453,888,000)	101.1%	557,370,436

	Payable upon return of securities loaned	(1.2%)	(6,730,980)

	Other assets and liabilities - net	0.1%	896,146

	Total net assets	100.0%	551,535,602

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at June 30, 2014.
	The total value of the securities on loan at June 30, 2014 was $6,587,984.

	ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2014

PARNASSUS MID CAP FUND

Portfolio of Investments as of June 30, 2014 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Chemicals
71,000	Compass Minerals International Inc.	2.6%	6,797,540

	Data Processing
75,000	Equifax Inc.		5,440,500
100,000	Fiserv Inc. [q]		6,032,000

		4.4%	11,472,500

	Financial Services
200,000	Charles Schwab Corp.		5,386,000
560,000	First Horizon National Corp.		6,641,600
240,000	SEI Investments Co.		7,864,800

		7.7%	19,892,400

	Food Products
80,000	McCormick & Co.		5,727,200
170,000	Sysco Corp.		6,366,500

		4.7%	12,093,700

	Health Care Products
157,000	DENTSPLY International Inc.	2.9%	7,433,950

	Health Care Services
95,000	Cardinal Health Inc.	2.5%	6,513,200

	Industrial Manufacturing
106,000	Pentair PLC		7,644,720
227,500	Xylem Inc.		8,890,700

		6.3%	16,535,420

	Insurance
114,000	Verisk Analytics Inc. [q]	2.6%	6,842,280

	Machinery
215,000	MRC Global Inc. [q]	2.3%	6,082,350

	Medical Equipment
197,500	Patterson Companies Inc.		7,803,225
57,500	Teleflex Inc.		6,072,000

		5.3%	13,875,225

	Natural Gas
50,000	Energen Corp.		4,444,000
234,600	MDU Resources Group Inc.		8,234,460
145,000	Spectra Energy Corp.		6,159,600

		7.3%	18,838,060

	Oil & Gas
95,500	Cameron International Corp. [q]		6,466,305
66,000	Noble Corp. PLC		2,214,960

		3.4%	8,681,265

Shares	Equities	Percent of Net Assets	Market Value ($)

	Pharmaceuticals
51,500	Allergan Inc.	3.4%	8,714,830

	Professional Services
282,000	Insperity Inc.		9,306,000
250,000	Iron Mountain Inc.		8,862,500

		7.0%	18,168,500

	Retail
85,500	Nordstrom Inc.	2.2%	5,808,015

	Semiconductor Capital Equipment
450,000	Applied Materials Inc.		10,147,500
156,800	Synopsys Inc. [q]		6,086,976

		6.2%	16,234,476

	Services
21,000	Ecolab Inc.	0.9%	2,338,140

	Software
105,500	Autodesk Inc. [q]		5,948,090
60,500	Intuit Inc.		4,872,065

		4.2%	10,820,155

	Telecommunications Equipment
125,000	Motorola Solutions Inc.	3.2%	8,321,250

	Telecommunications Provider
315,000	Shaw Communications Inc. [l]	3.1%	8,082,900

	Transportation
120,000	C.H. Robinson Worldwide Inc.		7,654,800
180,000	Expeditors International of Washington Inc.		7,948,800

		6.0%	15,603,600

	Utility & Power Distribution
125,000	AGL Resources Inc.		6,878,750
359,000	Questar Corp.		8,903,200

		6.1%	15,781,950

	Waste Management
155,000	Waste Management Inc.	2.8%	6,933,150

	Total investment in equities (cost $189,617,852)	97.1%	251,864,856

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2014	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Portfolio of Investments as of June 30, 2014 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
8,116,399	BBH Cash Management Service
	JPM Chase, Nassau 0.03%, due 07/01/2014	3.1%	8,116,399

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
378,950	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.01%	0.2%	378,950

	Total short-term securities (cost $8,495,349)	3.3%	8,495,349

	Total securities (cost $198,113,201)	100.4%	260,360,205

	Payable upon return of securities loaned	(0.2%)	(378,950)

	Other assets and liabilities - net	(0.2%)	(463,516)

	Total net assets	100.0%	259,517,739

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at June 30, 2014.
	The total value of the securities on loan at June 30, 2014 was $371,225.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2014

PARNASSUS SMALL CAP FUND

Portfolio of Investments as of June 30, 2014 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	Auto Parts
900,000	Gentex Corp.	3.9%	26,181,000

	Chemicals
150,000	Calgon Carbon Corp. [q]		3,349,500
230,000	Compass Minerals International Inc.		22,020,200

		3.7%	25,369,700

	Electronics
100,000	Harman International Industries Inc.	1.6%	10,743,000

	Equipment Leasing
740,000	Air Lease Corp.	4.2%	28,549,200

	Financial Services
1,000,000	Essent Group Ltd. [q]		20,090,000
1,050,000	First American Financial Corp.		29,179,500
2,300,000	First Horizon National Corp.		27,278,000
315,000	SEI Investments Co.		10,322,550
825,000	TCF Financial Corp.		13,505,250

		14.8%	100,375,300

	Health Care Products
131,500	Sirona Dental Systems Inc. [q]	1.6%	10,843,490

	Health Care Services
700,000	VCA Inc. [q]	3.6%	24,563,000

	Lodging
1,212,500	Belmond Ltd. [q]	2.6%	17,629,750

	Machinery
2,550,000	Blount International Inc. [q],Ω		35,980,500
135,000	Graco Inc.		10,540,800
1,190,000	MRC Global Inc. [q]		33,665,100
340,000	Regal-Beloit Corp.		26,710,400
750,000	Thermon Group Holdings Inc. [q]		19,740,000

		18.7%	126,636,800

Shares	Equities	Percent of Net Assets	Market Value ($)

	Medical Equipment
1,000,000	GenMark Diagnostics Inc. [q,l]		13,530,000
350,000	Patterson Companies Inc.		13,828,500

		4.0%	27,358,500

	Minerals & Mining
2,590,000	Dominion Diamond Corp. [q,l]	5.5%	37,425,500

	Natural Gas
230,000	Northwest Natural Gas Co.	1.6%	10,844,500

	Oil & Gas
1,200,000	Energy XXI (Bermuda) Ltd. [l]	4.2%	28,356,000

	Professional Services
500,000	Insperity Inc.		16,500,000
350,000	Iron Mountain Inc.		12,407,500

		4.2%	28,907,500

	Retail
275,000	Group 1 Automotive Inc.	3.4%	23,185,250

	Semiconductors
2,630,000	PMC-Sierra Inc. [q]	2.9%	20,014,300

	Software
2,400,000	Checkpoint Systems Inc. [q],Ω		33,576,000
2,850,000	Compuware Corp.		28,471,500
200,000	VeriSign Inc. [q,l]		9,762,000

		10.5%	71,809,500

	Transportation
3,407,500	UTi Worldwide Inc.	5.2%	35,233,550

	Utility & Power Distribution
430,000	Questar Corp.	1.6%	10,664,000

	Total investment in equities (cost $579,880,153)	97.8%	664,689,840

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2014	PARNASSUS FUNDS

PARNASSUS SMALL CAP FUND

Portfolio of Investments as of June 30, 2014 (unaudited) (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
13,110,710	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.01%	1.9%	13,110,710

	Total short-term securities (cost $13,110,710)	1.9%	13,110,710

	Total securities (cost $592,990,863)	99.7%	677,800,550

	Payable upon return of securities loaned	(1.9%)	(13,110,710)

	Other assets and liabilities - net	2.2%	15,193,782

	Total net assets	100.0%	679,883,622

	q This security is non-income producing.
	Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
	l This security, or partial position of this security, was on loan at June 30, 2014.
	The total value of the securities on loan at June 30, 2014 was $12,841,280.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2014

PARNASSUS ASIA FUND

Portfolio of Investments as of June 30, 2014 (unaudited)

Shares	Equities	Percent of Net Assets	Market Value ($)

	China
6,500	21Vianet Group Inc. (ADR) [q]		194,805
3,500	Expeditors International of Washington Inc.		154,560
2,450	QUALCOMM Inc.		194,040

		9.7%	543,405

	Hong Kong
14,000	Biostime International Holdings Ltd.		77,623
146,000	Lenovo Group Ltd.		199,454
153,000	Li & Fung Ltd.		226,622
300,000	SITC International Holdings Co., Ltd.		122,734
32,000	Television Broadcasts Ltd.		207,886

		15.0%	834,319

	Indonesia
5,039,100	PT Asuransi Multi Artha Guna		99,897
400,000	PT Bank Danamon Indonesia		139,781
245,000	PT Bank Rakyat Indonesia (Persero)		213,381
500,000	PT Global Mediacom		89,642
65,000	PT Siloam International Hospitals [q]		79,194

		11.1%	621,895

	Japan
450	Fast Retailing Co., Ltd.		148,236
3,000	KDDI Corp.		183,032
3,000	Kyocera Corp.		142,444
10,000	Rakuten Inc.		129,285
7,500	TOTO Ltd.		101,140
7,000	USS Co., Ltd.		119,472

		14.8%	823,609

	Philippines
190,000	Manila Water Co.	2.0%	111,056

	Singapore
21,000	Keppel Corp., Ltd.		181,785
56,000	OSIM International Ltd.		120,865
29,000	Petra Foods Ltd.		90,705

		7.0%	393,355

	South Korea
160	Samsung Electronics Co., Ltd.	3.8%	208,921

	Taiwan
10,100	Applied Materials Inc.		227,755
27,000	Chroma Ate Inc.		75,564
60,000	Far EasTone Telecommunications Co., Ltd.		136,659
3,500	Hermes Microvision Inc.		138,965
5,000	MediaTek Inc.		84,565
30,000	Novatek Microelectronics Corp.		147,527
3,800	St. Shine Optical Co., Ltd.		93,881

Shares	Equities	Percent of Net Assets	Market Value ($)
6,500	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)		139,035

		18.8%	1,043,951

	Thailand
20,000	Advanced Info Service Public Co., Ltd.		135,623
260,000	Amata Corp. Public Co., Ltd.		135,520
100,001	Home Product Center Public Co., Ltd.		29,762
30,000	Robinson Department Store Public Co., Ltd.		52,727
60,000	Sino Thai Engineering & Construction Public Co., Ltd.		42,202
60,000	Thai Union Frozen Products Public Co., Ltd.		120,214
180,000	Thanachart Capital Public Co., Ltd.		195,542
26,200	TICON Industrial Connection Public Co., Ltd.		14,059

		13.1%	725,649

	Total investment in equities (cost $4,781,332)	95.3%	5,306,160

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
602,733	BBH Cash Management Service JPM Chase, Nassau 0.03%, due 07/01/2014	10.8%	602,733

	Total short-term securities (cost $602,733)	10.8%	602,733

	Total securities (cost $5,384,065)	106.1%	5,908,893

	Other assets and liabilities - net	(6.1%)	(343,668)

	Total net assets	100.0%	5,565,225

	q This security is non-income producing.

	ADR American Depository Receipt
	PT Perseroan Terbatas

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2014	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of June 30, 2014 (unaudited)

Principal Amount ($)	Commercial Mortgage- Backed Securities	Percent of Net Assets	Market Value ($)

	Commercial Mortgage-Backed Securities
1,220,000	DBUBS Mortgage Trust Series 2011-LC2A, Class A2, 3.39%, due 07/10/2044		1,272,885
1,000,000	JP Morgan Mortgage Trust Series 2013-C13, Class A2, 2.67%, due 01/15/2046		1,030,076
1,000,000	JP Morgan Mortgage Trust Series 2011-C4, Class A4, 4.39%, due 07/15/2046		1,095,410
1,000,000	Morgan Stanley Capital Trust Series 2011-C1, Class A2, 3.88%, due 09/15/2047		1,038,839
1,000,000	UBS-Barclays Mortgage Trust Series 2012-C2, Class A3, 3.06%, due 05/10/2063		1,033,586

	Total investment in commercial mortgage-backed securities (cost $5,405,740)	3.0%	5,470,796

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Air Transportation
1,503,571	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	0.9%	1,714,071

	Apparel
2,500,000	Hanesbrands Inc. 6.38%, due 12/15/2020	1.5%	2,703,125

	Chemicals
3,000,000	Praxair Inc. 4.50%, due 08/15/2019	1.8%	3,329,268

	Cosmetics & Personal Care
2,000,000	Procter & Gamble Co. 4.95%, due 08/15/2014		2,011,242
4,000,000	Procter & Gamble Co. 2.30%, due 02/06/2022		3,908,028

		3.2%	5,919,270

	Data Processing
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	1.1%	2,057,466

	Equipment Leasing
1,500,000	United Rentals North America Inc. 6.13%, due 06/15/2023	0.9%	1,608,750

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Financial Services
1,500,000	Discover Financial Services 5.20%, due 04/27/2022	0.9%	1,664,763

	Food Products
3,000,000	Mondelez International Inc. 5.38%, due 02/10/2020	1.9%	3,448,500

	Health Care Products
2,000,000	CR Bard Inc. 4.40%, due 01/15/2021	1.2%	2,185,334

	Health Care Services
2,000,000	Cardinal Health Inc. 1.70%, due 03/15/2018	1.1%	1,992,872

	Industrial Manufacturing
2,870,000	Danaher Corp. 5.40%, due 03/01/2019	1.8%	3,294,149

	Internet
3,000,000	Google Inc. 3.63%, due 05/19/2021	1.7%	3,215,613

	Medical Equipment
3,200,000	Agilent Technologies Inc. 3.20%, due 10/01/2022	1.7%	3,105,712

	Real Estate Investment Trusts
2,000,000	Regency Centers LP 3.75%, due 06/15/2024	1.1%	2,007,046

	Retail
2,000,000	CVS Caremark Corp. 4.13%, due 05/15/2021		2,161,250
1,900,000	Nordstrom Inc. 4.00%, due 10/15/2021		2,033,851
2,500,000	Starbucks Corp. 3.85%, due 10/01/2023		2,626,913
3,500,000	TJX Cos., Inc. 4.20%, due 08/15/2015		3,633,732

		5.7%	10,455,746

	Semiconductor Capital Equipment
2,000,000	Applied Materials Inc. 4.30%, due 06/15/2021	1.2%	2,175,788

	Services
2,500,000	Ecolab Inc. 4.35%, due 12/08/2021	1.5%	2,741,405

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2014

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of June 30, 2014 (unaudited) (continued)

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Software
2,000,000	Adobe Systems Inc. 3.25%, due 02/01/2015		2,030,964
2,000,000	Intuit Inc. 5.75%, due 03/15/2017		2,233,020

		2.3%	4,263,984

	Telecommunications Equipment
500,000	Corning Inc. 6.63%, due 05/15/2019		601,373
2,000,000	Corning Inc. 3.70%, due 11/15/2023		2,069,558
2,500,000	Motorola Solutions Inc. 3.75%, due 05/15/2022		2,485,430
3,000,000	Juniper Networks Inc. 4.50%, due 03/15/2024		3,137,610

		4.4%	8,293,971

	Transportation
2,000,000	Burlington Northern Santa Fe Corp. 4.70%, due 10/01/2019		2,261,308
1,000,000	Burlington Northern Santa Fe Corp. 3.85%, due 09/01/2023		1,041,687
3,000,000	FedEx Corp. 2.70%, due 04/15/2023		2,843,583

		3.1%	6,146,578

	Utility & Power Distribution
2,000,000	AGL Capital Corp. 5.25%, due 08/15/2019	1.2%	2,264,504

	Waste Management
1,000,000	Waste Management Inc. 6.38%, due 03/11/2015		1,040,097
2,000,000	Waste Management Inc. 7.13%, due 12/15/2017		2,350,156
2,000,000	Waste Management Inc. 4.75%, due 06/30/2020		2,236,115

		3.0%	5,626,368

	Total investment in corporate bonds (cost $77,862,674)	43.2%	80,214,283

Principal Amount ($)	Federal Agency Mortgage- Backed Securities	Percent of Net Assets	Market Value ($)

	Federal Agency Mortgage-Backed Securities
901,548	Fannie Mae Pool 931739 4.00%, due 08/01/2024		964,052
941,010	Fannie Mae Pool AD5108 3.50%, due 12/01/2025		998,489
861,323	Fannie Mae Pool AH0973 4.00%, due 12/01/2025		922,809
1,084,772	Fannie Mae Pool MA0695 4.00%, due 04/01/2031		1,167,004
918,482	Fannie Mae Pool MA0844 4.50%, due 08/01/2031		1,004,847
963,809	Fannie Mae Pool MA1607 3.00%, due 10/01/2033		983,656
1,056,139	Fannie Mae Pool 931065 4.50%, due 05/01/2039		1,151,180
1,472,095	Fannie Mae Pool AD4296 5.00%, due 04/01/2040		1,638,859
1,091,220	Fannie Mae Pool AL0215 4.50%, due 04/01/2041		1,184,162
1,383,365	Fannie Mae Pool AI8483 4.50%, due 07/01/2041		1,503,365
919,542	Fannie Mae Pool AJ4994 4.50%, due 11/01/2041		996,961
1,069,906	Fannie Mae Pool AK3103 4.00%, due 02/01/2042		1,138,313
1,464,807	Fannie Mae Pool AQ2925 3.50%, due 01/01/2043		1,510,194
1,327,125	Fannie Mae Pool AS1130 4.50%, due 11/01/2043		1,439,573
1,241,532	Fannie Mae Pool AU6474 4.50%, due 02/01/2044		1,345,504
1,144,925	Fannie Mae Pool AV6392 4.50%, due 02/01/2044		1,244,497
975,176	FHLMC Multifamily Structured Pass Through Certificates K-029, Class A1, 2.84%, due 10/25/2022		1,013,486
948,722	Freddie Mac Pool E02746 3.50%, due 11/01/2025		1,005,646
824,548	Freddie Mac Pool G14820 3.50%, due 12/01/2026		872,441
914,263	Freddie Mac Pool G14809 3.00%, due 07/01/2028		949,639
972,721	Freddie Mac Pool G30672 3.50%, due 07/01/2033		1,017,176
1,978,289	Freddie Mac Pool C91754 4.50%, due 02/01/2034		2,163,886
1,071,090	Freddie Mac Pool C91762 4.50%, due 04/01/2034		1,171,580
1,089,674	Freddie Mac Pool G05514 5.00%, due 06/01/2039		1,218,675

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2014	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of June 30, 2014 (unaudited) (continued)

Principal Amount ($)	Federal Agency Mortgage- Backed Securities	Percent of Net Assets	Market Value ($)
2,068,857	Freddie Mac Pool A93451 4.50%, due 08/01/2040		2,242,588
904,148	Freddie Mac Pool G07426 4.00%, due 06/01/2043		959,141

	Total investment in federal agency mortgage-backed securities (cost $31,496,359)	17.2%	31,807,723

Principal Amount ($)	Supranational Bonds	Percent of Net Assets	Market Value ($)

	Supranational Bonds
2,000,000	European Bank for Reconstruction & Development 1.63%, due 04/10/2018		2,022,500
5,000,000	International Finance Corp. 0.50%, due 05/16/2016		4,995,975

	Total investment in supranational bonds (cost $7,018,677)	3.8%	7,018,475

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)

	U.S. Government Treasury Bonds
4,000,000	U.S. Treasury 2.38%, due 09/30/2014		4,022,812
2,000,000	U.S. Treasury 0.13%, due 12/31/2014		2,000,390
3,000,000	U.S. Treasury 2.50%, due 04/30/2015		3,059,883
3,000,000	U.S. Treasury 2.13%, due 05/31/2015		3,054,375
6,000,000	U.S. Treasury 1.88%, due 06/30/2015		6,103,128
2,000,000	U.S. Treasury 0.38%, due 11/15/2015		2,004,532
1,000,000	U.S. Treasury 1.50%, due 07/31/2016		1,020,781
2,000,000	U.S. Treasury 3.50%, due 05/15/2020		2,186,718
5,000,000	U.S. Treasury 2.13%, due 08/15/2021		4,996,875
5,000,000	U.S. Treasury 2.00%, due 02/15/2022		4,922,265
6,000,000	U.S. Treasury 1.75%, due 05/15/2022		5,775,468

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)
2,500,000	U.S. Treasury 2.00%, due 02/15/2023		2,427,345
2,000,000	U.S. Treasury 1.75%, due 05/15/2023		1,894,376
2,000,000	U.S. Treasury 2.50%, due 08/15/2023		2,011,876
4,000,000	U.S. Treasury 2.75%, due 11/15/2023		4,099,688
1,131,500	U.S. Treasury (TIPS) 1.75%, due 01/15/2028		1,302,639

	Total investment in U.S. government treasury bonds (cost $51,051,615)	27.4%	50,883,151

	Total investment in long-term securities (cost $172,835,065)	94.6%	175,394,428

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Community Development Loans a
2,500,000	MicroVest Plus, LP Note 2.25%, matures 10/15/2014	1.3%	2,456,439

	Time Deposits
7,826,720	BBH Cash Management Service JPM Chase, Nassau 0.03%, due 07/01/2014	4.2%	7,826,720

	Total short-term securities (cost $10,283,159)	5.5%	10,283,159

	Total securities (cost $183,118,224)	100.1%	185,677,587

	Other assets and liabilities - net	(0.1%)	(116,177)

	Total net assets	100.0%	185,561,410

	[a] Market value adjustments have been applied to these securities to reflect potential early withdrawal.

	TIPS Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2014

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014 (unaudited)

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund
Assets

Investments in stocks and bonds, at market value – Unaffiliated

(cost $473,485,808, $5,896,995,615, $398,163,884, $189,617,852, $519,936,300, $4,781,332, $172,835,065)	$607,262,338	$8,673,057,249	$501,646,320

Investments in stocks, at market value – Affiliated

(cost of $0, $595,188,516, $0, $0, $59,943,853, $0, $0)	-	626,792,079	-

Investments in short-term securities

(at cost which approximates market value)	36,662,931	566,479,291	55,724,116

Cash	139,961	271,140	1,016

Foreign Currency, at market value

(cost of $0, $0, $0, $0, $0, $191,402, $0)	-	-	-

Receivables

Investment securities sold	596,369	-	-

Dividends and interest	833,778	5,613,658	364,045

Capital shares sold	441,476	16,839,720	657,673

Other assets	66,677	502,505	42,518

Total assets	$646,003,530	$9,889,555,642	$558,435,688
Liabilities

Payable upon return of loaned securities	17,792,774	71,721,770	6,730,980

Payable for investment securities purchased	726,514	102,720,497	-

Payable to custodian	-	-	-

Capital shares redeemed	149,962	7,891,200	127,951

Distributions payable	-	2,861,795	-

Accounts payable and accrued expenses	198,724	473,437	41,155

Total liabilities	$18,867,974	$185,668,699	$6,900,086

Net assets	$627,135,556	$9,703,886,943	$551,535,602
Net assets consist of

Undistributed net investment income (loss)	3,057,815	(529,226)	1,975,635

Unrealized appreciation on securities and foreign currency	133,776,530	2,807,665,197	103,482,436

Accumulated net realized gain on securities and foreign currency	27,661,545	167,738,518	32,726,774

Capital paid-in	462,639,666	6,729,012,454	413,350,757

Total net assets	$627,135,556	$9,703,886,943	$551,535,602
Net asset value and offering per share

Net assets investor shares	$627,135,556	$7,265,553,115	$551,535,602

Net assets institutional shares	-	$2,438,333,828	-

Shares outstanding investor shares	12,650,526	183,827,670	18,767,469

Shares outstanding institutional shares	-	61,600,342	-

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$49.57	$39.52	$29.39

Institutional shares	-	$39.58	-

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2014	PARNASSUS FUNDS

Parnassus Mid Cap Fund	Parnassus Small Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund

$251,864,856	$595,133,340	$5,306,160	$175,394,428

-	69,556,500	-	-

8,495,349	13,110,710	602,733	10,283,159

217	-	14	264

-	-	192,472	-

-	15,746,658	-	-

223,057	281,750	1,674	1,137,808

316,709	311,265	15,500	91,289

27,733	69,368	9,800	16,455

$260,927,921	$694,209,591	$6,128,353	$186,923,403

378,950	13,110,710	-	-

820,711	-	549,629	1,171,070

-	305,232	-	-

170,275	687,704	-	87,788

-	-	-	29,775

40,246	222,323	13,499	73,360

$1,410,182	$14,325,969	$563,128	$1,361,993

$259,517,739	$679,883,622	$5,565,225	$185,561,410

646,065	(889,371)	27,076	2,864

62,247,004	84,809,687	522,467	2,559,363

4,245,514	89,949,791	12,906	1,664,255

192,379,156	506,013,515	5,002,776	181,334,928

$259,517,739	$679,883,622	$5,565,225	$185,561,410

$259,517,739	$679,883,622	$5,565,225	$185,561,410

-	-	-	-

9,680,603	23,289,837	321,038	11,029,721

-	-	-	-

$26.81	$29.19	$17.34	$16.82

-	-	-	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2014

STATEMENT OF OPERATIONS

Six Months ended June 30, 2014 (unaudited)

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund
Investment income

Dividends – Unaffiliated	$4,608,300	$78,246,270	$4,444,452

Dividends – Affiliated	-	6,399,561	-

Interest	7,017	35,714	7,227

Securities lending	84,709	562,178	17,579

Other income	8,812	13,563	4,393

Foreign witholding tax	(270,726)	(1,979,106)	(174,432)

Total investment income	$4,438,112	$83,278,180	$4,299,219
Expenses

Investment advisory fees	1,840,501	25,873,497	1,919,952

Transfer agent fees

Investor shares	177,173	644,166	83,748

Institutional shares	-	165,070	-

Fund administration	99,389	1,463,439	84,126

Service provider fees	189,378	6,318,894	364,268

Reports to shareholders	41,333	492,013	36,297

Registration fees and expenses	13,347	65,815	14,172

Custody fees	17,681	162,549	17,700

Professional fees	25,783	117,570	16,729

Trustee fees and expenses	14,413	203,317	12,015

Proxy voting fees	2,422	2,422	2,422

Pricing service fees	1,732	3,021	1,732

Other expenses	6,274	83,400	5,820

Total expenses	$2,429,426	$35,595,173	$2,558,981

Fees waived by Parnassus Investments	-	-	(220,887)

Net expenses	$2,429,426	$35,595,173	$2,338,094

Net investment gain (loss)	$2,008,686	$47,683,007	$1,961,125
Realized and unrealized gain (loss) on investments and foreign currency related transactions

Net realized gain from securities transactions	27,296,955	106,215,572	31,883,288

Net realized loss from foreign currency related transactions	-	-	-

Net change in unrealized appreciation (depreciation) of securities	17,327,124	572,886,044	9,702,468

Net change in unrealized appreciation on foreign currency related transactions	-	-	-

Net realized and unrealized gain on securities and foreign currency related transactions	$44,624,079	$679,101,616	$41,585,756

Net increase in net assets resulting from operations	$46,632,765	$726,784,623	$43,546,881

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2014	PARNASSUS FUNDS

Parnassus Mid Cap Fund	Parnassus Small Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund

$1,981,596	$3,207,139	$55,974	$-

-	-	-	-

1,199	1,038	60	2,418,708

7,970	67,017	-	-

3,673	5,566	-	3,734

(22,644)	-	(3,061)	-

$1,971,794	$3,280,760	$52,973	$2,422,442

975,384	3,026,392	22,769	437,615

44,128	405,315	2,695	55,536

-	-	-	-

41,025	119,708	706	29,890

210,619	515,864	741	110,247

19,050	84,602	638	19,058

12,800	17,810	18,389	14,248

7,316	14,578	5,029	5,599

9,855	35,075	26,824	9,879

6,049	19,535	85	4,433

2,422	2,422	6,564	-

1,732	1,732	6,386	1,604

2,558	10,742	932	2,835

$1,332,938	$4,253,775	$91,758	$690,944

-	(50,646)	(65,861)	(95,646)

$1,332,938	$4,203,129	$25,897	$595,298

$638,856	$(922,369)	$27,076	$1,827,144

1,991,794	87,732,546	20,848	1,704,566

-	-	(7,942)	-

13,697,546	(79,641,245)	331,851	2,457,665

-	-	53,130	-

$15,689,340	$8,091,301	$397,887	$4,162,231

$16,328,196	$7,168,932	$424,963	$5,989,375

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2014

STATEMENT OF CHANGES IN NET ASSETS

June 30, 2014

	Parnassus Fund		Parnassus Core Equity Fund
	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013

Investment income from operations
Net investment income (loss)	$2,008,686	$2,786,793	$47,683,007	$84,874,686
Net realized gain from securities transactions	27,296,955	86,277,993	106,215,572	423,456,156
Net realized gain (loss) on foreign currency related transactions	-	-	-	-
Net change in unrealized appreciation (depreciation) of securities	17,327,124	60,377,042	572,886,044	1,369,149,479
Net change in unrealized appreciation (depreciation) on foreign currency related transactions	-	-	-	-
Increase in net assets resulting from operations	$46,632,765	$149,441,828	$726,784,623	$1,877,480,321
Distributions
From net investment income
Investor shares	-	(23,310,790)	(34,847,212)	(75,672,898)
Institutional shares	-	-	(13,485,794)	(23,806,178)
From realized capital gains
Investor shares	-	(68,392,436)	-	(298,967,759)
Institutional shares	-	-	-	(85,271,546)
From return of capital
Investor shares	-	-	-	-
Institutional shares	-	-	-	-
Distributions to shareholders	$-	$(91,703,226)	$(48,333,006)	$(483,718,381)
Capital share transactions
Investor shares
Proceeds from sale of shares	63,515,027	127,652,026	1,079,150,508	1,753,249,729
Reinvestment of dividends	-	88,480,097	33,984,745	359,378,243
Shares repurchased	(55,313,068)	(171,705,411)	(640,159,582)	(951,505,148)
Institutional shares
Proceeds from sale of shares	-	-	606,762,951	723,167,847
Reinvestment of dividends	-	-	8,847,170	78,288,791
Shares repurchased	-	-	(154,438,984)	(295,341,991)
Increase (decrease) in net assets from capital share transactions	8,201,959	44,426,712	934,146,808	1,667,237,471
Increase (decrease) in net assets	$54,834,724	$102,165,314	$1,612,598,425	$3,060,999,411
Net Assets
Beginning of year	572,300,832	470,135,518	8,091,288,518	5,030,289,107
End of period	$627,135,556	$572,300,832	$9,703,886,943	$8,091,288,518
Undistributed net investment income (loss)	$3,057,815	$1,049,129	$(529,226)	$120,773
Shares issued and redeemed
Investor shares
Shares sold	1,355,162	2,810,597	28,953,549	51,448,911
Shares issued through dividend reinvestment	-	1,937,939	890,921	10,055,536
Shares repurchased	(1,183,389)	(3,842,660)	(17,306,286)	(27,983,088)
Institutional shares
Shares sold	-	-	16,258,551	21,335,971
Shares issued through dividend reinvestment	-	-	231,630	2,186,576
Shares repurchased	-	-	(4,136,749)	(8,690,922)
Net increase (decrease) in shares outstanding
Investor shares	171,773	905,876	12,538,184	33,521,359
Institutional shares	-	-	12,353,432	14,831,625

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2014	PARNASSUS FUNDS

Parnassus Endeavor Fund		Parnassus Mid Cap Fund		Parnassus Small Cap Fund
Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013

$1,961,125	$1,997,022	$638,856	$1,063,431	$(922,369)	$(1,052,243)
31,883,288	30,555,638	1,991,794	8,838,248	87,732,546	51,506,771
-	-	-	-	-	-
9,702,468	68,276,432	13,697,546	37,143,232	(79,641,245)	129,860,100
-	-	-	-	-	-
$43,546,881	$100,829,092	$16,328,196	$47,044,911	$7,168,932	$180,314,628

-	(8,653,869)	-	(2,476,509)	-	(10,911,928)
-	-	-	-	-	-

-	(25,084,295)	-	(5,652,614)	-	(33,887,690)
-	-	-	-	-	-

-	-	-	-	-	-
-	-	-	-	-	-
$-	$(33,738,164)	$-	$(8,129,123)	$-	$(44,799,618)

82,826,447	197,654,856	35,071,209	115,826,819	58,324,643	177,400,113
-	31,293,717	-	7,704,932	-	40,602,696
(50,777,613)	(101,128,527)	(33,044,051)	(50,249,048)	(161,265,170)	(257,842,979)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
32,048,834	127,820,046	2,027,158	73,282,703	(102,940,527)	(39,840,170)
$75,595,715	$194,910,974	$18,355,354	$112,198,491	$(95,771,595)	$95,674,840

475,939,887	281,028,913	241,162,385	128,963,894	775,655,217	679,980,377
$551,535,602	$475,939,887	$259,517,739	$241,162,385	$679,883,622	$775,655,217
$1,975,635	$14,510	$646,065	$7,209	$(889,371)	$32,998

2,988,881	7,784,676	1,390,007	5,093,991	2,100,217	6,802,548
-	1,174,236	-	311,933	-	1,452,585
(1,854,586)	(4,002,130)	(1,318,341)	(2,158,589)	(5,813,509)	(9,858,364)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

1,134,295	4,956,782	71,666	3,247,335	(3,713,292)	(1,603,231)
-	-	-	-	-	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2014

STATEMENT OF CHANGES IN NET ASSETS

June 30, 2014 (continued)

	Parnassus Asia Fund		Parnassus Fixed Income Fund
	Six Months Ended June 30, 2014 (unaudited)	For Period April 30, 2013 (inception date) through December 31, 2013	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013

Investment income from operations
Net investment income (loss)	$27,076	$(12,919)	$1,827,144	$3,397,927
Net realized gain from securities transactions	20,848	9,274	1,704,566	2,750,811
Net realized gain (loss) on foreign currency related transactions	(7,942)	819	-	-
Net change in unrealized appreciation (depreciation) of securities	331,851	193,089	2,457,665	(11,858,353)
Net change in unrealized appreciation (depreciation) on foreign currency related transactions	53,130	(55,603)	-	-
Increase (decrease) in net assets resulting from operations	$424,963	$134,660	$5,989,375	$(5,709,615)
Distributions
From net investment income
Investor shares	-	-	(1,824,280)	(3,426,303)
Institutional shares	-	-	-	-
From realized capital gains
Investor shares	-	-	-	(3,235,241)
Institutional shares	-	-	-	-
From return of capital
Investor shares	-	-	-	(682,090)
Institutional shares	-	-	-	-
Distributions to shareholders	$-	$-	$(1,824,280)	$(7,343,634)
Capital share transactions
Investor shares
Proceeds from sale of shares	1,853,444	3,276,113	26,479,450	36,741,372
Reinvestment of dividends	-	-	1,597,373	6,579,766
Shares repurchased	(89,062)	(34,893)	(22,470,270)	(80,201,405)
Institutional shares
Proceeds from sale of shares	-	-	-	-
Reinvestment of dividends	-	-	-	-
Shares repurchased	-	-	-	-
Increase (decrease) in net assets from capital share transactions	1,764,382	3,241,220	5,606,553	(36,880,267)
Increase (decrease) in net assets	$2,189,346	$3,375,880	$9,771,648	$(49,933,516)
Net Assets
Beginning of year	3,375,880	-	175,789,762	225,723,280
End of period	$5,565,225	$3,375,880	$185,561,410	$175,789,762
Undistributed net investment income	$27,076	$-	$2,864	$-
Shares issued and redeemed
Investor shares
Shares sold	110,861	217,799	1,580,137	2,133,356
Shares issued through dividend reinvestment	-	-	95,466	391,178
Shares repurchased	(5,312)	(2,310)	(1,348,417)	(4,674,156)
Institutional shares
Shares sold	-	-	-	-
Shares issued through dividend reinvestment	-	-	-	-
Shares repurchased	-	-	-	-
Net increase (decrease) in shares outstanding
Investor shares	105,549	215,489	327,186	(2,149,622)
Institutional shares	-	-	-	-

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2014	PARNASSUS FUNDS

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of seven separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund, which commenced operations on December 27, 1984, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Small Cap Fund, which commenced operations on April 29, 2005, and the Parnassus Asia Fund, which commenced operations on April 30, 2013. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund, and the Parnassus Endeavor Fund was known as the Parnassus Workplace Fund.

2. Significant Accounting Policies

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by the Funds pricing vendor on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Securities Valuations

Methods and Inputs

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices.

PARNASSUS FUNDS	Semiannual Report • 2014

Notes to Financial Statements (continued)

Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.10% to 2.25% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1—unadjusted quoted prices in active markets for identical investments, Level 2—other significant observable inputs (including quoted prices for similar investments) and Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds, with the exception of the Parnassus Asia Fund, have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned. The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset (securities purchased with cash collateral from securities lending) and the related liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the

Semiannual Report • 2014	PARNASSUS FUNDS

Notes to Financial Statements (continued)

projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Core Equity Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured, however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

The Parnassus Core Equity Fund and the Parnassus Fixed Income Fund hold debt instruments issued by MicroVest Plus, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. MicroVest Plus, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

PARNASSUS FUNDS	Semiannual Report • 2014

Notes to Financial Statements (continued)

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2010 or state taxing authorities before 2009.

Tax Matters and Distributions

At June 30, 2014, the cost of investments in long-term securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Small Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund
Cost of investment	$474,068,546	$6,492,263,735	$398,228,693	$189,749,490	$579,988,038	$4,781,332	$172,835,065
Unrealized appreciation	$136,884,577	$2,807,665,197	$104,763,174	$62,617,477	$95,766,069	$573,125	$3,662,889
Unrealized depreciation	3,108,047	-	1,280,738	370,473	10,956,382	50,658	1,103,526
Net unrealized appreciation	$133,776,530	$2,807,665,197	$103,482,436	$62,247,004	$84,809,687	$522,467	$2,559,363

At December 31, 2013, there were no estimated net capital loss carry forwards for the Parnassus Funds.

Post-October capital losses as of December 31, 2013, which are deferred until 2014 for income tax purposes were as follows:

Fund	Deferred Post-October Capital Loss
Parnassus Endeavor Fund	$603,710
Parnassus Mid Cap Fund	12,385
Parnassus Small Cap Fund	4,425,083
Parnassus Fixed Income Fund	40,310

Net investment income and net ordinary income are the same for all Funds for financial statement and income tax purposes during the year ended December 31, 2013. Net realized gains differ for financial statement and income tax purposes primarily due to differing treatments of wash sales. Reclassifications as shown in the following table have been made in each Fund’s

Semiannual Report • 2014	PARNASSUS FUNDS

Notes to Financial Statements (continued)

capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2013. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

6. Fair Value Measurements

The following table summarizes the portfolios financial assets as of June 30, 2014, that are valued at fair value on a recurring basis:

Parnassus Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$96,437,400	$-	$-	$96,437,400

Consumer Staples	25,960,500	-	-	25,960,500

Financials	57,908,000	-	-	57,908,000

Health Care	99,030,748	-	-	99,030,748

Industrials	65,102,000	-	-	65,102,000

Information Technology	216,712,000	-	-	216,712,000

Materials	34,497,940	-	-	34,497,940

Telecom Services	11,613,750	-	-	11,613,750

Short-Term Investments	35,011,865	-	1,651,066	36,662,931
Total	$642,274,203	$-	$1,651,066	$643,925,269

Parnassus Core Equity Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$468,373,506	$-	$-	$468,373,506

Consumer Staples	1,666,089,122	-	-	1,666,089,122

Energy	668,951,935	-	-	668,951,935

Financials	189,169,785	-	-	189,169,785

Health Care	1,314,870,654	-	-	1,314,870,654

Industrials	1,919,838,790	-	-	1,919,838,790

Information Technology	2,002,750,377	-	-	2,002,750,377

Materials	446,529,840	-	-	446,529,840

Utilities	623,275,319	-	-	623,275,319

Short-Term Investments	556,448,848	-	10,030,443	566,479,291
Total	$9,856,298,176	$-	$10,030,443	$9,866,328,619

PARNASSUS FUNDS	Semiannual Report • 2014

Notes to Financial Statements (continued)

Parnassus Endeavor Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$48,947,600	$-	$-	$48,947,600

Consumer Staples	38,621,850	-	-	38,621,850

Financials	53,733,750	-	-	53,733,750

Health Care	92,978,620	-	-	92,978,620

Industrials	70,785,800	-	-	70,785,800

Information Technology	182,128,700	-	-	182,128,700

Materials	14,450,000	-	-	14,450,000

Short-Term Investments	55,724,116	-	-	55,724,116
Total	$557,370,436	$-	$-	$557,370,436

Parnassus Mid Cap Fund
Investment securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$13,890,915	$-	$-	$13,890,915

Consumer Staples	12,093,700	-	-	12,093,700

Energy	19,284,865	-	-	19,284,865

Financials	19,892,400	-	-	19,892,400

Health Care	36,537,205	-	-	36,537,205

Industrials	75,605,800	-	-	75,605,800

Information Technology	41,407,881	-	-	41,407,881

Materials	9,135,680	-	-	9,135,680

Utilities	24,016,410	-	-	24,016,410

Short-Term Investments	8,495,349	-	-	8,495,349
Total	$260,360,205	$-	$-	$260,360,205

Parnassus Small Cap Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$77,739,000	$-	$-	$77,739,000

Energy	28,356,000	-	-	28,356,000

Financials	100,375,300	-	-	100,375,300

Health Care	62,764,990	-	-	62,764,990

Industrials	219,327,050	-	-	219,327,050

Information Technology	91,823,800	-	-	91,823,800

Materials	62,795,200	-	-	62,795,200

Utilities	21,508,500	-	-	21,508,500

Short-Term Investments	13,110,710	-	-	13,110,710
Total	$677,800,550	$-	$-	$677,800,550

Semiannual Report • 2014	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Parnassus Asia Fund
Investment Securities	Level 1	Level 2	Level 3	Total
China	$543,405	$-	$-	$543,405

Hong Kong	207,886	626,433	-	834,319

Indonesia	79,194	542,700	-	621,894

Japan	-	823,609	-	823,609

Philippines	-	111,056	-	111,056

Singapore	90,705	302,651	-	393,356

South Korea	-	208,921	-	208,921

Taiwan	366,790	677,161	-	1,043,951

Thailand	-	725,648	-	725,649

Short-Term Investments	602,733	-	-	602,733
Total	$1,890,713	$4,018,179	$-	$5,908,893

Parnassus Fixed Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities	$-	$5,470,796	$-	$5,470,796

Corporate Bonds	-	80,214,283	-	80,214,283

Federal Agency Mortgage-Backed Securities	-	31,807,723	-	31,807,723

Supranational Bonds	-	7,018,475	-	7,018,475

U.S. Government Treasury Bonds	-	50,883,151	-	50,883,151

Short-Term Investments	7,826,720	-	2,456,439	10,283,159
Total	$7,826,720	$175,394,428	$2,456,439	$185,677,587

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of June 30, 2014:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Fixed Income Fund
	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans
Balance as of December 31, 2013	$1,384,404	$10,137,706	$2,382,055
Discounts/premiums amortization	(33,338)	(107,263)	74,384
Purchases	1,500,000	9,400,000	-
Sales	(1,200,000)	(9,400,000)	-
Balance as of June 30, 2014	$1,651,066	$10,030,443	$2,456,439

PARNASSUS FUNDS	Semiannual Report • 2014

Notes to Financial Statements (continued)

There were no significant transfers between Level 1, Level 2 and Level 3.

Quantitative information about Level 3 fair value measurement:

	Fair Value at June 30, 2014	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Fund
Certificates of Deposit	$1,169,113	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$481,953	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%
Parnassus Core Equity Fund
Certificates of Deposit	$2,302,277	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$7,728,166	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%
Parnassus Fixed Income Fund
Community Development Loans	$2,456,439	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%

The significant unobservable inputs used in fair value measurement of the Funds’ Certificates of Deposit are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Funds’ Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

Certain foreign securities may be fair valued by independent pricing services if events occur between the time at which the market quotations are determined on the primary exchange and the close of trading on the NYSE. These events may affect the value of these securities and render market quotations unreliable. Such fair valuations are categorized as Level 2 investments. Foreign securities that are valued based on market quotations are categorized as Level 1 investments.

In accordance with procedures established by the Funds’ Trustees, all fair value securities as submitted by the Funds’ treasurer, are reviewed and approved by the Trustees. The Funds’ valuation committee is comprised of Independent Trustees who also comprise the Funds’ audit committee. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

Semiannual Report • 2014	PARNASSUS FUNDS

Notes to Financial Statements (continued)

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended June 30, 2014 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Fund	$-	$163,784,378	$-	$168,279,053
Parnassus Core Equity Fund	135,423,230	1,222,140,624	-	465,098,432
Parnassus Endeavor Fund	-	124,860,188	-	11,850,844
Parnassus Mid Cap Fund	-	32,166,201	-	24,655,326
Parnassus Small Cap Fund	8,500,711	254,149,102	-	375,364,074
Parnassus Asia Fund	-	2,286,531	-	281,877
Parnassus Fixed Income Fund	-	49,511,488	-	48,085,047

The above includes purchases and sales of U.S. Government securities in the amount of $0 and $30,865,957, respectively, within the Parnassus Fixed Income Fund.

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 1.00% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000. Parnassus Endeavor Fund and Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Small Cap Fund: 1.00% of the first $100,000,000, 0.90% of the next $100,000,000, 0.85% of the next $300,000,000 and 0.80% of the amount above $500,000,000. Parnassus Asia Fund: 1.10% of the first $100,000,000, 1.05% of the next $400,000,000 and 1.00% of the amount above $500,000,000. For the six-month period ended June 30, 2014, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund, 1.20% of net assets for the Parnassus Small Cap Fund, and reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.25% of the net assets of the Parnassus Asia Fund.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the next $400,000,000 and 0.60% of the amount above $500,000,000. Parnassus Fixed Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the six-month period ended June 30, 2014, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Endeavor Fund, Parnassus Mid Cap Fund, Parnassus Small Cap Fund and Parnassus Asia Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Core Equity Fund and Parnassus Fixed Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets. The fund administration services fee was 0.02% of average net assets under this new agreement for the six-month period ended June 30, 2014.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Funds may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Core Equity Fund – Institutional Shares does not incur service provider fees.

PARNASSUS FUNDS	Semiannual Report • 2014

Notes to Financial Statements (continued)

10. Investments in affiliates

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a Fund owns 5% or more of the outstanding voting shares. During the six-month period ended June 30, 2014, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at level below 5%.

A summary of transactions in securities of issuers affiliated with a Fund for the six-month period ended June 30, 2014 is set forth below.

	Beginning shares as of December 31, 2013	Shares purchased	Shares sold	Ending shares as of June 30, 2014	Market Value of affiliates at June 30, 2014	Dividend Income January 1, 2014 - June 30, 2014

Parnassus Core Equity Fund
Name of Company:
Compass Minerals International Inc.	1,941,000	-	-	1,941,000	$185,831,340	$2,329,200
Northwest Natural Gas Co.	2,000,000	85,000	-	2,085,000	98,307,750	1,883,161
Patterson Companies Inc.	3,200,000	3,235,474	-	6,435,474	254,265,578	1,412,000
WD-40 Co.	1,140,000	35,052	-	1,175,052	88,387,411	775,200
Total Affiliates					$626,792,079	$6,399,561
Parnassus Small Cap Fund
Name of Company:
Blount International Inc.	2,550,000	-	-	2,550,000	$35,980,500	$-
Checkpoint Systems Inc.	1,785,000	615,000	-	2,400,000	33,576,000	-
Total Affiliates					$69,556,500	$-

Semiannual Report • 2014	PARNASSUS FUNDS

THIS PAGE LEFT INTENTIONALLY BLANK

PARNASSUS FUNDS	Semiannual Report • 2014

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for the six-month period ended June 30, 2014 and each of the five years ended December 31 are as follows:

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Fund
Six-Month Period Ended June 30, 2014 (unaudited)	$45.86	$0.16	$3.55	$3.71	$-	$-	$-	$-
2013	40.62	0.25	13.34	13.59	(1.94)	(6.41)	-	(8.35)
2012	35.23	0.28	8.64	8.92	(0.80)	(2.73)	-	(3.53)
2011	40.49	0.13	(2.25)	(2.12)	(0.12)	(3.02)	-	(3.14)
2010	34.82	0.15	5.67	5.82	(0.15)	-	-	(0.15)
2009	23.59	0.09	11.22	11.31	(0.08)	-	-	(0.08)
Parnassus Core Equity Fund – Investor Shares
Six-Month Period Ended June 30, 2014 (unaudited)	36.68	0.36	2.67	3.03	(0.19)	-	-	(0.19)
2013	29.20	0.44	9.39	9.83	(0.48)	(1.87)	-	(2.35)
2012	26.35	0.39	3.64	4.03	(0.74)	(0.44)	-	(1.18)
2011	26.31	0.32	0.48	0.80	(0.31)	(0.45)	-	(0.76)
2010	24.45	0.30	1.85	2.15	(0.29)	-	-	(0.29)
2009	19.29	0.33	5.15	5.48	(0.32)	-	-	(0.32)
Parnassus Core Equity Fund – Institutional Shares
Six-Month Period Ended June 30, 2014 (unaudited)	36.73	0.36	2.72	3.08	(0.23)	-	-	(0.23)
2013	29.26	0.49	9.39	9.88	(0.54)	(1.87)	-	(2.41)
2012	26.41	0.45	3.64	4.09	(0.80)	(0.44)	-	(1.24)
2011	26.36	0.38	0.50	0.88	(0.38)	(0.45)	-	(0.83)
2010	24.51	0.38	1.82	2.20	(0.35)	-	-	(0.35)
2009	19.34	0.31	5.22	5.53	(0.36)	-	-	(0.36)
Parnassus Endeavor Fund
Six-Month Period Ended June 30, 2014 (unaudited)	26.99	0.11	2.29	2.40	-	-	-	-
2013	22.17	0.14	6.71	6.85	(0.50)	(1.53)	-	(2.03)
2012	19.64	0.12	4.13	4.25	(0.50)	(1.22)	-	(1.72)
2011	20.81	0.05	(0.40)	(0.35)	(0.05)	(0.77)	-	(0.82)
2010	19.45	0.02	2.48	2.50	(0.50)	(0.64)	-	(1.14)
2009	12.22	0.03	7.56	7.59	(0.33)	(0.03)	-	(0.36)
Parnassus Mid Cap Fund
Six-Month Period Ended June 30, 2014 (unaudited)	25.10	0.07	1.64	1.71	-	-	-	-
2013	20.27	0.13	5.58	5.71	(0.26)	(0.62)	-	(0.88)
2012	17.69	0.16	3.10	3.26	(0.30)	(0.38)	-	(0.68)
2011	18.25	0.06	0.51	0.57	(0.13)	(1.00)	-	(1.13)
2010	16.28	0.30	2.70	3.00	(0.24)	(0.79)	-	(1.03)
2009	12.00	0.11	4.24	4.35	(0.07)	-	-	(0.07)
Parnassus Small Cap Fund
Six-Month Period Ended June 30, 2014 (unaudited)	28.72	(0.04)	0.51	0.47	-	-	-	-
2013	23.77	(0.04)	6.71	6.67	(0.41)	(1.31)	-	(1.72)
2012	20.08	- (c)	3.69	3.69	-	- (c)	-	- (c)
2011	23.95	(0.04)	(3.15)	(3.19)	- (c)	(0.68)	-	(0.68)
2010	17.92	0.15	6.53	6.68	(0.47)	(0.18)	-	(0.65)
2009	12.63	0.13	5.24	5.37	(0.08)	-	-	(0.08)
Parnassus Asia Fund
Six-Month Period Ended June 30, 2014 (unaudited)	15.67	0.11	1.56	1.67	-	-	-	-
For the period ended December 31, 2013(d)	15.00	(0.07)	0.74	0.67	-	-	-	-
Parnassus Fixed Income Fund
Six-Month Period Ended June 30, 2014 (unaudited)	16.43	0.17	0.39	0.56	(0.17)	-	-	(0.17)
2013	17.56	0.29	(0.76)	(0.47)	(0.29)	(0.31)	(0.06)	(0.66)
2012	17.53	0.31	0.05	0.36	(0.33)	- (c)	-	(0.33)
2011	16.90	0.33	0.88	1.21	(0.34)	(0.24)	-	(0.58)
2010	16.74	0.45	0.65	1.10	(0.59)	(0.35)	-	(0.94)
2009	16.19	0.51	0.69	1.20	(0.64)	(0.01)	-	(0.65)

Semiannual Report • 2014	PARNASSUS FUNDS

Net Asset Value End of Period	Total Overall Return		Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$49.57	8.09	%(e)	$627,136	0.83	%(f)	0.83	%(f)	0.69	%(f)	28.55%
45.86	34.22		572,301	0.86		0.86		0.54		64.87
40.62	26.04		470,136	0.90		0.90		0.70		52.72
35.23	(5.01)		354,572	0.94		0.94		0.33		74.43
40.49	16.71		444,457	0.97		0.97		0.42		51.77
34.82	47.94		351,176	1.00		0.99		0.31		53.24

39.52	8.29	(e)	7,265,553	0.88	(f)	0.88	(f)	1.94	(f)	5.55
36.68	34.01		6,282,235	0.87		0.87		1.28		16.93
29.20	15.43		4,023,309	0.90		0.90		1.38		24.34
26.35	3.13		3,398,905	0.94		0.94		1.19		63.04
26.31	8.89		3,150,408	0.99		0.99		1.23		54.30
24.45	28.73		2,364,691	0.99		0.99		1.63		60.16

39.58	8.41	(e)	2,438,334	0.68	(f)	0.68	(f)	1.94	(f)	5.55
36.73	34.13		1,809,054	0.69		0.69		1.44		16.93
29.26	15.64		1,006,980	0.68		0.68		1.59		24.34
26.41	3.40		630,035	0.70		0.70		1.43		63.04
26.36	9.07		407,423	0.75		0.75		1.54		54.30
24.51	28.97		192,987	0.77		0.77		1.51		60.16

29.39	8.89	(e)	551,536	1.04	(f)	0.95	(b)(f)	0.80	(f)	24.60
26.99	31.15		475,940	1.07		1.07		0.53		41.20
22.17	22.03		281,029	1.14		1.14		0.54		69.25
19.64	(1.62)		216,269	1.16		1.16		0.22		47.22
20.81	12.96		143,491	1.25		1.20		0.09		53.85
19.45	62.13		95,300	1.36		1.20		0.16		32.73

26.81	6.81	(e)	259,518	1.11	(f)	1.11	(f)	0.53	(f)	10.47
25.10	28.27		241,162	1.14		1.14		0.55		20.70
20.27	18.58		128,964	1.23		1.20		0.79		22.82
17.69	3.33		61,299	1.24		1.20		0.35		38.67
18.25	18.70		36,811	1.46		1.20		1.73		53.22
16.28	36.26		22,804	1.73		1.20		0.78		40.11

29.19	1.64	(e)	679,884	1.21	(f)	1.20	(b)(f)	(0.26	)(f)	37.32
28.72	28.33		775,655	1.20		1.20		(0.15)		49.36
23.77	18.40		679,980	1.23		1.20		(0.02)		32.85
20.08	(13.29)		644,825	1.22		1.20		(0.18)		39.50
23.95	37.37		445,343	1.30		1.20		0.75		35.33
17.92	42.50		115,168	1.47		1.20		0.81		46.00

17.34	10.66	(e)	5,565	4.42	(f)	1.25	(b)(f)	1.30	(f)	1.06
15.67	4.47	(e)	3,376	5.08	(f)	1.45	(f)	(0.71	)(f)	3.00	(e)

16.82	3.43	(e)	185,561	0.79	(f)	0.68	(b)(f)	2.09	(f)	28.01
16.43	(2.71)		175,790	0.78		0.68		1.70		35.15
17.56	2.08		225,723	0.79		0.75		1.78		5.45
17.53	7.24		211,723	0.81		0.75		1.92		29.25
16.90	6.61		180,186	0.83		0.75		2.60		56.06
16.74	7.48		137,924	0.87		0.75		3.07		46.24

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.95% for the Parnassus Endeavor Fund, 1.20% for the Parnassus Small Cap Fund, 1.25% for the Parnassus Asia Fund and 0.68% for the Parnassus Fixed Income Fund.

(c) Amount less than $0.01.

(d) The Parnassus Asia Fund commenced operations on April 30, 2013, and the period shown is from April 30, 2013 through December 31, 2013.

(e) Not annualized for periods less than one year.

(f) Annualized.

PARNASSUS FUNDS	Semiannual Report • 2014

ADDITIONAL INFORMATION (unaudited)

Board of Trustees Consideration of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Trustees (the “Trustees”) of the Parnassus Funds trust and the Parnassus Income Funds trust (the “Trusts”) which collectively are known as the Parnassus Funds (the “Funds”), meet in person to review and consider the continuation of any investment advisory agreement. In this regard, the Trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act, (the “Independent Trustees”) met in person on March 27, 2014 and reviewed and re-approved the Trusts’ investment advisory agreements with Parnassus Investments. The Independent Trustees were provided with relevant information by Parnassus Investments, as described below, and were assisted in their evaluation of the investment advisory agreements by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately from Parnassus Investments’ management. In addition, the Trustees consider matters bearing on the management of the Funds and other arrangements at regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from Parnassus Investments. Prior to approving the continuation of the investment advisory agreements, the Independent Trustees considered:

•	the nature, extent and quality of the services provided by Parnassus Investments;
•

the degree to which the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund are being managed in accordance with each Fund’s stated investment objective;

•	the investment performance of the each of the Funds;
•	the cost of the services to be provided and profits to be realized by Parnassus Investments from its relationship with each of the Funds;
•	the extent to which economies of scale would be realized as each of the Funds grew and whether fee levels reflect these economies of scale;
•	the expense ratio of each of the Funds; and
•	the manner in which portfolio transactions for the Funds are conducted, including the use of soft dollars.

In considering the nature, extent and quality of the services provided by Parnassus Investments, the Independent Trustees reviewed written and oral reports prepared by Parnassus Investments describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Parnassus Investments to the Funds. The Independent Trustees also considered a written report prepared by Lipper, an independent provider of investment company data, comparing aspects of the portfolio management services provided by Parnassus Investments to similar services provided to a universe of comparable mutual funds (“Universe”). The Independent Trustees considered the experience of senior management and the qualifications, tenure, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Independent Trustees evaluated the ability of Parnassus Investments, based on its financial condition, resources, reputation and other attributes to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Independent Trustees further considered the compliance programs and compliance records of Parnassus Investments. In addition, the Independent Trustees took into account the administrative services provided to the Funds by Parnassus Investments. The Independent Trustees concluded that Parnassus Investments was providing essential services to the Funds.

The Independent Trustees compared the performance of each of the Funds to benchmark indices over one-, two-, three-, four-, five-, and ten-year time periods, as applicable, ending December 31, 2013 and to the Universe of comparable mutual funds as determined by Lipper. The Independent Trustees noted that the performance for the Parnassus Fund, the Parnassus Core Equity Fund and the Parnassus Asia Fund was above the median performance of the Universe for all time periods under review. The performance of the Parnassus Mid Cap Fund was below the median performance of the Universe for the one-year period and above the median for the all other time periods under review. The Parnassus Small Cap Fund’s performance was below the median performance of the Universe for the one-, two-, three-, and four-year time periods, and was above the median for the five-year period. The Parnassus Endeavor Fund’s performance was below the median performance for the Universe for the one-year time period and above the median performance for all other time periods under review. The Independent Trustees further noted that the performance of the Parnassus Fixed Income Fund was below the median

Semiannual Report • 2014	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited) (continued)

performance of the Universe for all time periods under review. The Adviser provided an update to the Independent Trustees regarding the portfolio manager change made on May 1, 2013 in the Fixed Income Fund and the outlook for the Fund in 2014. The Independent Trustees concluded that the overall performance of the Funds warranted the continuation of the investment advisory agreements.

In concluding that the advisory fees payable by each of the Funds were reasonable, the Independent Trustees reviewed a report of the costs of services provided, and the profits realized, by Parnassus Investments from its relationship with each Fund, and concluded that such profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases. The Independent Trustees also reviewed reports comparing each Fund’s expense ratio and the advisory fees paid by each Fund to that of the applicable Universe and concluded that the advisory fee paid by each Fund and each Fund’s expense ratio was within the range of its respective Universe. The Independent Trustees noted that the Funds’ advisory fees were below the median for each Fund’s respective Universe with the exception of the Parnassus Asia Fund. The Independent Trustees noted that the investment advisory fee for each Fund contained a number of breakpoints in an effort to reflect economies of scale that might be realized as each Fund grew. The Independent Trustees also noted that actual or potential economies of scale will be reasonably shared with the Fund shareholders through these breakpoints, fee waivers and expense reimbursement arrangements applicable to the Funds.

The Independent Trustees reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars. Based on these reports, the Independent Trustees concluded that the research obtained by Parnassus Investments was beneficial to the Funds and that Parnassus Investments was executing each Fund’s portfolio transactions in a manner designed to obtain best execution for the Funds.

Based on their careful consideration of the information and factors described above, the Independent Trustees concluded that the approval of the continuation of the investment advisory agreements for the Trusts was in the best interest of the Funds and their shareholders. The Independent Trustees unanimously approved the continuation of the investment advisory agreements for an additional one-year period.

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

PARNASSUS FUNDS	Semiannual Report • 2014

THIS PAGE LEFT INTENTIONALLY BLANK

Go Paperless with E-Delivery

Sign up for electronic delivery of prospectuses, shareholder reports and account statements at www.parnassus.com/gopaperless

If you do not hold your account directly with Parnassus, please contact the firm that holds your account to inquire about electronic delivery.

PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

This report must be preceded or accompanied by a current prospectus.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte and Touche, LLP

555 Mission Street

San Francisco, CA 94105

Distributor

Parnasssus Funds Distributor

1 Market Street, Suite 1600

San Francisco, CA 94105

Item 2: Code of Ethics

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 3: Audit Committee Financial Expert

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 4: Principal Accountant Fees and Services

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics – Not applicable for semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 1, 2014	By: /s/ Jerome L. Dodson
Jerome L. Dodson
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 1, 2014

By: /s/ Jerome L. Dodson
Jerome L. Dodson
President

Date: August 1, 2014

By: /s/ Marc C. Mahon
Marc C. Mahon
Treasurer